UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05446

Intermediate Bond Fund of America

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2016

Steven I. Koszalka

Intermediate Bond Fund of America

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Invest for
income and
stability.

Intermediate Bond Fund of America® Annual report for the year ended August 31, 2016

Intermediate Bond Fund of America seeks to provide current income consistent with the maturity and quality standards described in the prospectus, and preservation of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 2.50%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2016 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 2.50% maximum sales charge	–0.74%	0.96%	2.34%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.61% for Class A shares as of the prospectus dated November 1, 2016 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of September 30, 2016, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 0.46%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.17%. Both reflect the 2.50% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Contents
1	Letter to investors
4	The value of a long-term perspective
5	Summary investment portfolio
10	Financial statements
31	Board of trustees and other officers

Fellow investors:

Long-term U.S. interest rates drifted lower as short-term rates rose during Intermediate Bond Fund of America’s fiscal year. Over the same period corporate spreads tightened. This resulted in a favorable environment for high-grade fixed income investments. For the 12-month period ended August 31, 2016, the fund returned 1.95%.

By comparison, the Bloomberg Barclays U.S. Government/Credit 1–7 Years ex BBB Index, a broad measure of the market in which the fund invests, returned 2.83%. Meanwhile, the Lipper Short-Intermediate Investment Grade Debt Funds Average posted a return of 2.86%. This peer group measure includes some funds that, unlike this fund, hold below investment-grade bonds (rated BB/Ba and below) such as high-yield corporate debt. Results for other time periods are shown in the table below.

Investors who reinvested monthly dividends totaling about 17 cents a share earned an income return of 1.28% over the past 12 months. For those who took their dividends in cash, the figure was 1.27%. The fund’s share price rose from $13.53 to $13.59. The fund also paid a capital gain of 3.1 cents a share on December 31, 2015.

Results at a glance

For periods ended August 31, 2016, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	3 years	5 years	10 years	Lifetime[1]

Intermediate Bond Fund of America (Class A shares)	0.99%	1.95%	1.82%	1.36%	2.62%	4.82%
Bloomberg Barclays U.S. Government/ Credit 1–7 Years ex BBB Index[2]	1.24	2.83	2.22	1.70	3.58	5.53
Lipper Short- Intermediate Investment Grade Debt Funds Average[3]	2.66	2.86	2.09	2.08	3.52	5.30

[1]	Since February 19, 1988.
[2]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg Barclays source: Bloomberg Index Services Ltd.
[3]	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

Intermediate Bond Fund of America	1

Over the past year, the U.S. had, and will continue to provide, one of the stronger economies globally, its moderate growth fueled by healthy labor and housing markets.

Bond market overview

Over the year, monetary policy diverged between the U.S. and most other developed nations. The Fed hiked rates at the end of 2015 for the first time since 2006. While U.S. growth remained modest, mostly positive indicators, and growth in employment provided monetary policymakers the confidence to begin raising rates. Although unemployment has been at, or below, 5% since late last year, headline inflation has yet to pick up with energy prices being so low. That, along with worries about global turmoil, has led the Fed to keep rates unchanged through 2016.

For some other countries, however, turmoil kept monetary policy more accommodative. For example, in response to one of the year’s biggest economic shocks — Britain’s vote to exit the European Union — the Bank of England cut its bank rate by 25 basis points in August 2016, fearing possible recession. The Bank of Japan, the European Central Bank and others experimented with negative policy rates, which led many sovereign debt yields to fall below zero.

That pushed demand for longer dated Treasuries to rise and corresponding yields to fall, despite the Fed’s increase in short-term interest rates. The benchmark 10-year Treasury note fell 63 basis points to end the period at 1.58%. Demand for investment-grade corporate bonds also rose during the period, with spreads tightening 28 basis points to 135 basis points. This came in the context of strong supply, as corporate issuance remained robust, with companies taking advantage of cheap financing, often to offer stock buybacks or finance acquisitions.

The U.S. economy is expected to have accelerated toward the end of the fund’s fiscal year. Gross Domestic Product (GDP) rose an annualized rate of 1.4% in the second quarter of 2016, up slightly from 0.8% in the first. Wages have also begun to pick up, with the year-over-year change averaging 2.5% over the 12 months. Although U.S. growth remains lackluster, it has been among the strongest in the developed world over the past few years.

Inside the portfolio

The fund’s overall positioning cut its duration from a year ago. Our portfolio managers increased their allocation to conservative and highly liquid investments — particularly U.S. Treasury and agency securities, which make up about 63% of the portfolio. The fund was positioned for the yield curve to steepen during its fiscal year, which detracted from relative results with 10-year Treasury yields pushed lower as negative rates in Japan and Germany enhanced demand for U.S. bonds.

The fund continues to have a significant allocation to Treasury Inflation Protected Securities (TIPS), while the index does not hold these securities. We view TIPS as a hedge against higher inflation in the years ahead. The fund’s TIPS investments provided a small positive contribution to relative returns, despite low oil prices keeping inflation modest during most of the year. However, energy prices appear to have stabilized and core inflation measures — which some economists rely on to judge expectations since they exclude food and energy — have been at, or above, 2% in recent months. Consequently, we think TIPS are trading at attractive valuations, and we believe they will continue to provide an effective insurance policy when inflation begins to rise.

Corporate bond investments were reduced during the fund’s fiscal year, largely because of concerns about relatively high valuations and rising debt levels among U.S. companies. With interest rates near historic lows, corporations continue to borrow at very high levels. Our portfolio managers are concerned about the re-leveraging

2	Intermediate Bond Fund of America

U.S. interest rates: Lower for longer term yields

The U.S. economy continued to exhibit relative health compared to the rest of the world as global interest rates kept on falling, even going negative in some regions. These factors kept demand strong for U.S. bonds, pushing long-term yields lower, even as the Federal Reserve raised short-term rates at the end of 2015.

of corporate America, especially as companies use the proceeds of bond offerings to fund share buybacks and questionable acquisitions. Our portfolio managers have chosen similarly priced opportunities in high-grade sovereign bonds over corporates in some instances. As a result, we have decreased the fund’s corporate exposure from approximately 19% of the portfolio a year ago, to less than 16% at the end of August.

Managers also cut investments in mortgage-backed securities (MBS) over the course of the year. However, in recent months, they began adding to MBS holdings amid more attractive valuations following a mini refinancing boom in response to long-term interest rates declining during the summer. As interest rates rise, prepayment rates are more likely to decline. The fund’s holdings in asset-backed securities (ABS) — high-quality bonds backed by auto loans and credit card payments — also fell slightly, from 7% of the portfolio to 5%.

Looking ahead

Over the past year, the U.S. had, and will continue to provide, one of the stronger economies globally, its moderate growth fueled by healthy labor and housing markets. With unemployment having declined from 10% following the financial crisis, to stable at, or below, 5%, the Fed’s rate action may continue, but we believe it will move very slowly. That will be encumbered, however, if inflation remains very low and global shocks continue to cause concern. In fact, we think the Fed could even allow inflation to rise above its target for a period of time to ensure it doesn’t tighten policy too quickly. Still, we expect another 25 basis points rate hike later this year.

Although we have expected rates to be lower for longer for some time, it seems that the market is also now adopting that view. The fund’s duration has fallen to become slightly shorter than that of the index. Since we expect the Fed to err on the side of letting inflation rise, we expect shorter term rates to remain relatively low. This policy should ultimately lead long-term yields to rise relatively faster than shorter term yields. With so much uncertainty and volatility in today’s markets, we aim to position the portfolio to withstand such shocks and preserve our investors’ capital.

We appreciate your support and look forward to reporting to you again in six months.

Cordially,

Mark A. Brett

President

October 14, 2016

For current information about the fund, visit americanfunds.com.

Intermediate Bond Fund of America	3

The value of a long-term perspective

How a $10,000 investment has grown (for the period February 19, 1988, to August 31, 2016, with dividends reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 2.50% on the $10,000 investment.1 Thus, the net amount invested was $9,750.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $500,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000, and 3.75% from that date until October 31, 2006.
[3]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg Barclays source: Bloomberg Index Services Ltd.
[4]	Results of the Lipper Short-Intermediate Investment Grade Debt Funds Average do not reflect any sales charges.
[5]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[6]	For the period February 19, 1988, commencement of operations, through August 31, 1988.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2016)*

	1 year	5 years	10 years

Class A shares	–0.62%	0.85%	2.37%

*	Assumes reinvestment of all distributions and payment of the maximum 2.50% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

4	Intermediate Bond Fund of America

Summary investment portfolio August 31, 2016

Investment mix by security type	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	62.73%
AAA/Aaa	18.32
AA/Aa	4.13
A/A	8.50
BBB/Baa	4.80
Unrated	.18
Other	.02
Short-term securities & other assets less liabilities	1.32

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. Securities in the “unrated” category (above) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the United States government.

Bonds, notes & other debt instruments 98.66%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 61.31%
U.S. Treasury 48.93%
U.S. Treasury 0.625% 2016	$150,000	$150,093
U.S. Treasury 0.875% 2017[1]	130,000	130,269
U.S. Treasury 0.875% 2017[1]	90,000	90,186
U.S. Treasury 1.00% 2017	134,950	135,314
U.S. Treasury 0.75% 2018	100,000	99,949
U.S. Treasury 0.875% 2018	120,000	120,155
U.S. Treasury 1.00% 2018	125,000	125,399
U.S. Treasury 1.50% 2019	542,500	551,213
U.S. Treasury 1.625% 2019	525,350	535,799
U.S. Treasury 1.625% 2019	231,500	236,167
U.S. Treasury 1.625% 2019	140,000	142,790
U.S. Treasury 3.625% 2019	129,500	139,631
U.S. Treasury 1.25% 2020[1]	245,500	247,339
U.S. Treasury 1.375% 2020	198,750	200,968
U.S. Treasury 1.375% 2020	150,000	151,633
U.S. Treasury 1.375% 2020	125,846	127,010
U.S. Treasury 1.375% 2020	90,150	91,012
U.S. Treasury 1.50% 2020	131,700	133,735
U.S. Treasury 1.625% 2020	97,000	98,907
U.S. Treasury 1.625% 2020	72,000	73,423
U.S. Treasury 1.625% 2020	60,650	61,846
U.S. Treasury 1.75% 2020	432,940	443,664
U.S. Treasury 1.75% 2020	138,920	142,321
U.S. Treasury 2.00% 2020	144,430	149,453
U.S. Treasury 1.125% 2021	247,410	246,979
U.S. Treasury 1.125% 2021	142,500	142,003
U.S. Treasury 1.125% 2021	94,040	93,728
U.S. Treasury 1.25% 2021	305,989	306,867

Intermediate Bond Fund of America	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 1.375% 2021	$249,500	$251,653
U.S. Treasury 2.00% 2025	95,650	99,079
U.S. Treasury 2.25% 2025	70,835	74,899
U.S. Treasury 0.63%–8.75% 2016–2026	599,276	625,186
		6,218,670

U.S. Treasury inflation-protected securities 12.38%
U.S. Treasury Inflation-Protected Security 0.125% 2021[2]	188,127	190,028
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	144,285	144,909
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	163,589	170,074
U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	156,715	160,271
U.S. Treasury Inflation-Protected Security 2.375% 2025[2]	211,736	250,513
U.S. Treasury Inflation-Protected Security 0.625% 2026[2]	179,462	187,116
U.S. Treasury Inflation-Protected Security 0.75% 2042[2]	74,700	77,440
U.S. Treasury Inflation-Protected Security 0.625% 2043[2]	82,709	83,455
U.S. Treasury Inflation-Protected Security 1.00% 2046[2]	166,104	185,226
U.S. Treasury Inflation-Protected Securities 0.13%–2.13% 2017–2045[2]	116,114	124,938
		1,573,970

Total U.S. Treasury bonds & notes		7,792,640

Corporate bonds & notes 15.45%
Other 15.45%
Other securities		1,963,889

Total corporate bonds & notes		1,963,889

Mortgage-backed obligations 12.21%
Federal agency mortgage-backed obligations 10.33%
Fannie Mae 2.50% 2031[4,5]	125,000	128,901
Fannie Mae 0%–11.00% 2023–2047[3,4,5]	359,641	378,014
Freddie Mac 3.50% 2035[4]	59,311	63,081
Freddie Mac 4.00% 2036[4]	96,036	104,040
Freddie Mac 3.50% 2046[4]	67,895	70,455
Freddie Mac 3.50% 2046[4]	59,627	61,877
Freddie Mac 0%–6.50% 2023–2046[3,4]	143,642	152,933
Government National Mortgage Assn. 4.50% 2045[4]	113,426	122,482
Government National Mortgage Assn. 1.15%–6.64% 2042–2064[3,4]	215,273	230,443
		1,312,226

Other 1.88%
Other securities		239,318

Total mortgage-backed obligations		1,551,544

Asset-backed obligations 5.43%
Other securities		690,451

Bonds & notes of governments & government agencies outside the U.S. 2.67%
Other securities		339,916

Federal agency bonds & notes 1.42%
Fannie Mae 1.88%–2.13% 2018–2026	49,930	51,101
Federal Home Loan Bank 5.375% 2016	1,420	1,422
Federal Home Loan Bank 1.75% 2018	89,000	90,608
Freddie Mac 0.75%–1.25% 2018–2019	35,000	35,137
Other securities		1,987
		180,255

Municipals 0.17%
Other securities		22,067

Total bonds, notes & other debt instruments (cost: $12,340,910,000)		12,540,762

6	Intermediate Bond Fund of America

Preferred securities 0.02%	Shares	Value (000)
Financials 0.02%
Other securities		$2,582

Total preferred securities (cost: $3,985,000)		2,582

Short-term securities 3.17%	Principal amount (000)
Federal Home Loan Bank 0.30%–0.39% due 9/22/2016–10/24/2016	$72,800	72,777
General Electric Co. 0.34% due 9/1/2016	69,800	69,799
U.S. Treasury Bills 0.41% due 2/2/2017	100,000	99,819
Other securities		160,271

Total short-term securities (cost: $402,667,000)		402,666
Total investment securities 101.85% (cost: $12,747,562,000)		12,946,010
Other assets less liabilities (1.85)%		(234,921)

Net assets 100.00%		$12,711,089

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $74,737,000, which represented .59% of the net assets of the fund. Some securities within “Other securities” (with an aggregate value of $1,185,497,000, which represented 9.33% of the net assets of the fund) were acquired in transactions exempt from registration under section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $5,376,979,000.

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 8/31/2016 (000)
Receive	LCH	3-month USD-LIBOR	0.88144%	11/9/2017	$94,000	$(114)
Receive	LCH	3-month USD-LIBOR	0.947	11/17/2017	57,000	(26)
Receive	LCH	3-month USD-LIBOR	1.1005	12/22/2017	153,000	208
Receive	LCH	3-month USD-LIBOR	1.061	1/11/2018	83,000	71
Receive	LCH	3-month USD-LIBOR	0.979	1/15/2018	98,000	(25)
Receive	LCH	3-month USD-LIBOR	0.844	6/21/2018	250,000	(865)
Pay	LCH	3-month USD-LIBOR	0.9915	10/28/2018	100,000	146
Pay	LCH	3-month USD-LIBOR	0.98875	10/29/2018	100,000	149
Receive	LCH	3-month USD-LIBOR	1.515	6/4/2019	150,000	1,701
Receive	LCH	3-month USD-LIBOR	1.732	6/27/2019	125,000	2,201
Receive	LCH	3-month USD-LIBOR	1.814	7/29/2019	125,000	2,550
Receive	LCH	3-month USD-LIBOR	1.799	8/8/2019	120,000	2,407
Receive	LCH	3-month USD-LIBOR	1.773	8/11/2019	123,000	2,374
Receive	LCH	3-month USD-LIBOR	1.9225	9/25/2019	92,000	2,248
Receive	LCH	3-month USD-LIBOR	1.675	10/30/2019	25,000	435
Receive	LCH	3-month USD-LIBOR	1.785	11/14/2019	50,000	1,044
Receive	LCH	3-month USD-LIBOR	1.785	1/2/2020	96,000	2,069
Receive	LCH	3-month USD-LIBOR	1.5405	1/15/2020	50,000	681
Receive	LCH	3-month USD-LIBOR	1.472	2/6/2020	20,000	227
Receive	LCH	3-month USD-LIBOR	1.6715	2/13/2020	100,000	1,813
Receive	LCH	3-month USD-LIBOR	1.663	2/17/2020	45,000	806
Receive	LCH	3-month USD-LIBOR	1.7615	2/19/2020	58,000	1,235
Receive	LCH	3-month USD-LIBOR	1.638	2/27/2020	30,000	515
Receive	LCH	3-month USD-LIBOR	1.6115	3/23/2020	5,000	82
Receive	LCH	3-month USD-LIBOR	1.4213	4/21/2020	150,000	1,483
Receive	LCH	3-month USD-LIBOR	1.654	6/1/2020	23,800	439
Receive	LCH	3-month USD-LIBOR	1.818	6/5/2020	100,000	2,457
Receive	LCH	3-month USD-LIBOR	1.8315	6/10/2020	120,000	3,017
Receive	LCH	3-month USD-LIBOR	1.86	6/19/2020	150,000	3,949

Intermediate Bond Fund of America	7

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 8/31/2016 (000)
Receive	LCH	3-month USD-LIBOR	1.872%	6/30/2020	$32,200	$872
Receive	LCH	3-month USD-LIBOR	1.76327	7/1/2020	92,000	2,107
Receive	LCH	3-month USD-LIBOR	1.68	12/22/2020	13,000	273
Receive	LCH	3-month USD-LIBOR	1.6075	1/8/2021	100,000	1,809
Receive	LCH	3-month USD-LIBOR	1.1725	2/5/2021	150,000	(114)
Pay	LCH	3-month USD-LIBOR	1.96516	11/10/2022	21,000	(867)
Pay	LCH	3-month USD-LIBOR	2.6045	7/29/2024	75,000	(7,121)
Pay	LCH	3-month USD-LIBOR	2.683	8/4/2024	26,000	(2,626)
Pay	LCH	3-month USD-LIBOR	2.421	10/30/2024	34,000	(2,810)
Pay	LCH	3-month USD-LIBOR	2.491	11/14/2024	30,000	(2,645)
Pay	LCH	3-month USD-LIBOR	2.0255	2/10/2025	25,000	(1,300)
Pay	LCH	3-month USD-LIBOR	2.1955	3/4/2025	75,000	(4,964)
Pay	LCH	3-month USD-LIBOR	2.3495	7/31/2025	25,000	(2,028)
Pay	LCH	3-month USD-LIBOR	2.20311	9/2/2025	75,000	(5,154)
Pay	LCH	3-month USD-LIBOR	2.1565	11/17/2025	200,000	(13,092)
Pay	LCH	3-month USD-LIBOR	2.1685	12/17/2025	35,000	(2,337)
Pay	LCH	3-month USD-LIBOR	1.652	2/11/2026	60,000	(1,234)
Pay	LCH	3-month USD-LIBOR	1.8385	3/18/2026	75,000	(2,819)
Pay	LCH	3-month USD-LIBOR	1.5975	4/12/2026	60,000	(930)
Pay	LCH	3-month USD-LIBOR	1.6425	4/21/2026	40,000	(784)
Pay	LCH	3-month USD-LIBOR	1.7415	4/26/2026	25,000	(718)
Pay	LCH	3-month USD-LIBOR	3.34	6/27/2044	70,000	(27,245)
Pay	LCH	3-month USD-LIBOR	3.206	7/31/2044	28,000	(10,046)
Pay	LCH	3-month USD-LIBOR	3.238	8/8/2044	30,000	(10,986)
Pay	LCH	3-month USD-LIBOR	2.7045	1/2/2045	41,000	(9,936)
Pay	LCH	3-month USD-LIBOR	2.454	1/15/2045	24,000	(4,380)
Pay	LCH	3-month USD-LIBOR	2.525	10/20/2045	40,000	(8,136)
Pay	LCH	3-month USD-LIBOR	2.516	10/20/2045	60,000	(12,072)
Pay	LCH	3-month USD-LIBOR	2.5315	10/26/2045	32,000	(6,563)
Pay	LCH	3-month USD-LIBOR	2.58245	11/5/2045	120,000	(26,118)
Pay	LCH	3-month USD-LIBOR	2.57067	11/9/2045	13,200	(2,835)
Pay	LCH	3-month USD-LIBOR	2.6485	11/16/2045	13,050	(3,054)
Pay	LCH	3-month USD-LIBOR	2.52822	11/23/2045	17,800	(3,641)
Pay	LCH	3-month USD-LIBOR	2.4835	12/3/2045	15,000	(2,905)
Pay	LCH	3-month USD-LIBOR	2.59125	12/16/2045	36,000	(7,935)
Pay	LCH	3-month USD-LIBOR	2.4095	1/14/2046	40,000	(7,042)
Pay	LCH	3-month USD-LIBOR	2.342	1/29/2046	90,000	(14,377)
Pay	LCH	3-month USD-LIBOR	2.033	6/24/2046	32,500	(2,725)
						$(173,201)

Credit default swaps

The fund has entered into a credit default swap as shown in the following table. The average month-end notional amount of credit default swaps while held was $345,417,000.

Centrally cleared credit default swaps on credit indices — buy protection

Referenced index	Clearinghouse	Pay fixed rate	Expiration date	Notional (000)	Value (000)	Upfront premiums paid (000)	Unrealized depreciation at 8/31/2016 (000)
CDX.NA.IG.26	ICE	1.00%	6/20/2021	$550,000	$(6,895)	$(6,182)	$(713)

8	Intermediate Bond Fund of America

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $988,686,000.

Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized appreciation (depreciation) at 8/31/2016 (000)
30 Year Ultra U.S. Treasury Bond Futures	CME	Long	588	December 2016	$109,112	$1,120
10 Year Ultra U.S. Treasury Note Futures	CME	Short	565	December 2016	81,547	(24)
20 Year U.S. Treasury Bond Futures	CME	Short	65	December 2016	11,069	(5)
5 Year U.S. Treasury Note Futures	CME	Long	8,892	January 2017	1,078,889	(734)
2 Year U.S. Treasury Note Futures	CME	Long	1,006	January 2017	219,794	(172)
						$185

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $181,455,000, which represented 1.43% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Coupon rate may change periodically.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Purchased on a TBA basis.

Key to abbreviations

CME = CME Group Inc.

ICE = Intercontinental Exchange, Inc.

LCH = LCH.Clearnet

LIBOR = London Interbank Offered Rate

TBA = To be announced

See Notes to Financial Statements

Intermediate Bond Fund of America	9

Financial statements

Statement of assets and liabilities at August 31, 2016	(dollars in thousands)

Assets:
Investment securities, at value (cost: $12,747,562)		$12,946,010
Cash		5,357
Receivables for:
Sales of investments	$647,880
Sales of fund’s shares	26,202
Variation margin	3,134
Interest	42,036
Other	130	719,382
		13,670,749

Liabilities:
Payables for:
Purchases of investments	933,054
Repurchases of fund’s shares	18,902
Dividends on fund’s shares	400
Investment advisory services	2,204
Services provided by related parties	3,237
Trustees’ deferred compensation	277
Variation margin	1,411
Other	175	959,660
Net assets at August 31, 2016		$12,711,089

Net assets consist of:
Capital paid in on shares of beneficial interest		$12,612,450
Undistributed net investment income		3,884
Undistributed net realized gain		70,036
Net unrealized appreciation		24,719
Net assets at August 31, 2016		$12,711,089

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (935,125 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$7,327,305	539,048	$13.59
Class B	3,888	286	13.59
Class C	104,133	7,661	13.59
Class F-1	258,459	19,014	13.59
Class F-2	578,655	42,570	13.59
Class 529-A	379,536	27,921	13.59
Class 529-B	446	33	13.59
Class 529-C	66,987	4,929	13.59
Class 529-E	19,234	1,415	13.59
Class 529-F-1	83,820	6,166	13.59
Class R-1	9,559	703	13.59
Class R-2	117,769	8,665	13.59
Class R-2E	2,421	178	13.58
Class R-3	150,110	11,043	13.59
Class R-4	117,924	8,675	13.59
Class R-5E	10	1	13.59
Class R-5	33,787	2,486	13.59
Class R-6	3,457,046	254,331	13.59

See Notes to Financial Statements

10	Intermediate Bond Fund of America

Statement of operations for the year ended August 31, 2016	(dollars in thousands)

Investment income:
Income:
Interest	$200,697
Dividends	67	$200,764
Fees and expenses*:
Investment advisory services	23,736
Distribution services	23,102
Transfer agent services	11,560
Administrative services	3,076
Reports to shareholders	536
Registration statement and prospectus	676
Trustees’ compensation	94
Auditing and legal	137
Custodian	35
Other	541	63,493
Net investment income		137,271

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments	92,376
Interest rate swaps	(2,788)
Credit default swaps	5,600
Futures contracts	19,016	114,204
Net unrealized appreciation (depreciation) on:
Investments	164,874
Interest rate swaps	(176,782)
Credit default swaps	(2,530)
Futures contracts	185	(14,253)
Net realized gain and unrealized depreciation		99,951

Net increase in net assets resulting from operations		$237,222

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended August 31
	2016	2015
Operations:
Net investment income	$137,271	$119,954
Net realized gain	114,204	59,872
Net unrealized depreciation	(14,253)	(76,269)
Net increase in net assets resulting from operations	237,222	103,557
Dividends and distributions paid or accrued to shareholders:
Dividends from net investment income	(157,174)	(132,949)
Distributions from net realized gain on investments	(26,079)	—
Total dividends and distributions paid or accrued to shareholders	(183,253)	(132,949)
Net capital share transactions	1,715,072	1,016,611
Total increase in net assets	1,769,041	987,219
Net assets:
Beginning of year	10,942,048	9,954,829
End of year (including undistributed net investment income: $3,884 and $3,244, respectively)	$12,711,089	$10,942,048

See Notes to Financial Statements

Intermediate Bond Fund of America	11

Notes to financial statements

1. Organization

Intermediate Bond Fund of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide current income consistent with the maturity and quality standards described in the prospectus, and preservation of capital.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 2.50%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C*	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C*	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class B, 529-B, C and 529-C shares of the fund are not available for purchase.

On November 20, 2015, the fund made an additional retirement plan share class (Class R-5E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

12	Intermediate Bond Fund of America

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders —Dividends to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity or average life, which may be shorter than the stated maturity.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency. Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades.

Intermediate Bond Fund of America	13

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of August 31, 2016 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$7,792,640	$—	$7,792,640
Corporate bonds & notes	—	1,963,889	—	1,963,889
Mortgage-backed obligations	—	1,551,544	—	1,551,544
Asset-backed obligations	—	644,042	46,409	690,451
Bonds & notes of governments & government agencies outside the U.S.	—	339,916	—	339,916
Other	—	202,322	—	202,322
Preferred securities	—	2,582	—	2,582
Short-term securities	—	402,666	—	402,666
Total	$—	$12,899,601	$46,409	$12,946,010

14	Intermediate Bond Fund of America

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$—	$39,368	$—	$39,368
Unrealized appreciation on futures contracts	1,120	—	—	1,120
Liabilities:
Unrealized depreciation on interest rate swaps	—	(212,569)	—	(212,569)
Unrealized depreciation on credit default swaps	—	(713)	—	(713)
Unrealized depreciation on futures contracts	(935)	—	—	(935)
Total	$185	$(173,914)	$—	$(173,729)

*	Interest rate swaps, credit default swaps and futures contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Intermediate Bond Fund of America	15

Thinly traded securities — There may be little trading in the secondary market for particular bonds, other debt securities or derivatives, which may make them more difficult to value, acquire or sell.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

16	Intermediate Bond Fund of America

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations.

Intermediate Bond Fund of America	17

The following tables present the financial statement impacts resulting from the fund’s use of interest rate swaps, credit default swaps and future contracts as of, or for the year ended, August 31, 2016 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Interest rate swaps	Interest	Net unrealized appreciation*	$39,368	Net unrealized depreciation*	$212,569
Credit default swaps	Credit	Net unrealized appreciation*	—	Net unrealized depreciation*	713
Futures contracts	Interest	Net unrealized appreciation*	1,120	Net unrealized depreciation*	935
			$40,490		$214,219

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Interest rate swaps	Interest	Net realized loss on interest rate swaps	$(2,788)	Net unrealized depreciation on interest rate swaps	$(176,782)
Credit default swaps	Credit	Net realized gain on credit default swaps	5,600	Net unrealized depreciation on credit default swaps	(2,530)
Futures contracts	Interest	Net realized gain on futures contracts	19,016	Net unrealized appreciation on futures contracts	185
			$21,828		$(179,127)

*	Includes cumulative appreciation/depreciation on interest rate swaps, credit default swaps and futures contracts as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program due to its use of interest rate swaps, credit default swaps and futures contracts. For interest rate swaps, credit default swaps and futures contracts, the program calls for the fund to pledge collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2012 and by state tax authorities for tax years before 2011.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; paydowns on fixed-income securities; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended August 31, 2016, the fund reclassified $2,000 from undistributed net investment income to capital paid in on shares of beneficial interest, $20,545,000 from undistributed net realized gain to undistributed net investment income and $2,593,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

18	Intermediate Bond Fund of America

As of August 31, 2016, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$50,505
Undistributed long-term capital gains	27,282
Gross unrealized appreciation on investment securities	210,067
Gross unrealized depreciation on investment securities	(14,569)
Net unrealized appreciation on investment securities	195,498
Cost of investment securities	12,750,512

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

	Year ended August 31, 2016						Year ended August 31, 2015
Share class	Ordinary income		Long-term capital gains		Total dividends and distributions paid or accrued		Ordinary income		Long-term capital gains	Total dividends paid or accrued
Class A	$92,632		$11,640		$104,272		$80,006		$—	$80,006
Class B	39		14		53		68		—	68
Class C	601		189		790		578		—	578
Class F-1	3,109		389		3,498		2,821		—	2,821
Class F-2	6,232		584		6,816		4,101		—	4,101
Class 529-A	4,556		613		5,169		4,230		—	4,230
Class 529-B	4		1		5		6		—	6
Class 529-C	329		112		441		280		—	280
Class 529-E	194		31		225		169		—	169
Class 529-F-1	1,195		137		1,332		1,061		—	1,061
Class R-1	58		17		75		52		—	52
Class R-2	664		202		866		553		—	553
Class R-2E	13		1		14		—	*	—	—	*
Class R-3	1,494		251		1,745		1,380		—	1,380
Class R-4	1,466		182		1,648		1,329		—	1,329
Class R-5E†	—	*	—	*	—	*
Class R-5	513		53		566		425		—	425
Class R-6	50,805		4,933		55,738		35,890		—	35,890
Total	$163,904		$19,349		$183,253		$132,949		$—	$132,949

*	Amount less than one thousand.
†	Class R-5E shares were offered beginning November 20, 2015.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.140% on such assets in excess of $10 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $3,333,333 of the fund’s monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. For the year ended August 31, 2016, the investment advisory services fee was $23,736,000, which was equivalent to an annualized rate of 0.202% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net

Intermediate Bond Fund of America	19

assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of August 31, 2016, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. From September 1, 2015 to June 30, 2016, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. Effective July 1, 2016, the quarterly fee was amended to annual rates of 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds, 0.05% on such assets between $20 billion and $100 billion, and 0.03% on such assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

20	Intermediate Bond Fund of America

For the year ended August 31, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$17,702	$9,153		$701		Not applicable
Class B	69	10		Not applicable		Not applicable
Class C	1,109	147		56		Not applicable
Class F-1	606	354		122		Not applicable
Class F-2	Not applicable	431		198		Not applicable
Class 529-A	851	436		185		$315
Class 529-B	7	1		—	*	1
Class 529-C	665	84		34		58
Class 529-E	93	10		9		16
Class 529-F-1	—	96		41		70
Class R-1	100	11		5		Not applicable
Class R-2	878	440		59		Not applicable
Class R-2E	9	3		1		Not applicable
Class R-3	735	244		74		Not applicable
Class R-4	278	120		56		Not applicable
Class R-5E†	Not applicable	—	*	—	*	Not applicable
Class R-5	Not applicable	18		16		Not applicable
Class R-6	Not applicable	2		1,519		Not applicable
Total class-specific expenses	$23,102	$11,560		$3,076		$460

*	Amount less than one thousand.
†	Class R-5E shares were offered beginning November 20, 2015.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $94,000 in the fund’s statement of operations reflects $83,000 in current fees (either paid in cash or deferred) and a net increase of $11,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Intermediate Bond Fund of America	21

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended August 31, 2016

Class A	$1,802,198	132,837	$101,962	7,517		$(1,259,997)	(92,861)	$644,163	47,493
Class B	1,281	94	52	4		(7,719)	(569)	(6,386)	(471)
Class C	40,733	3,005	778	57		(54,127)	(3,990)	(12,616)	(928)
Class F-1	98,974	7,298	3,421	252		(69,783)	(5,141)	32,612	2,409
Class F-2	436,319	32,128	6,183	456		(159,417)	(11,744)	283,085	20,840
Class 529-A	88,594	6,526	5,152	380		(77,563)	(5,716)	16,183	1,190
Class 529-B	280	21	5	—	[2]	(920)	(68)	(635)	(47)
Class 529-C	17,130	1,262	440	33		(18,706)	(1,379)	(1,136)	(84)
Class 529-E	5,743	423	223	16		(4,470)	(329)	1,496	110
Class 529-F-1	20,523	1,513	1,326	98		(17,638)	(1,300)	4,211	311
Class R-1	2,456	181	74	5		(4,077)	(300)	(1,547)	(114)
Class R-2	30,567	2,254	860	63		(32,701)	(2,410)	(1,274)	(93)
Class R-2E	4,483	331	15	1		(2,089)	(155)	2,409	177
Class R-3	46,230	3,407	1,728	127		(47,265)	(3,484)	693	50
Class R-4	42,814	3,156	1,638	121		(33,643)	(2,479)	10,809	798
Class R-5E3	10	1	—	—		—	—	10	1
Class R-5	12,360	910	563	42		(9,714)	(716)	3,209	236
Class R-6	1,063,560	78,295	55,742	4,108		(379,516)	(27,983)	739,786	54,420
Total net increase (decrease)	$3,714,255	273,642	$180,162	13,280		$(2,179,345)	(160,624)	$1,715,072	126,298

Year ended August 31, 2015

Class A	$1,568,211	115,628	$77,819	5,734		$(1,274,965)	(94,020)	$371,065	27,342
Class B	1,733	128	67	5		(9,987)	(737)	(8,187)	(604)
Class C	29,380	2,166	564	42		(58,984)	(4,352)	(29,040)	(2,144)
Class F-1	66,049	4,871	2,748	203		(159,930)	(11,820)	(91,133)	(6,746)
Class F-2	129,365	9,555	3,563	262		(379,053)	(28,050)	(246,125)	(18,233)
Class 529-A	73,569	5,425	4,212	310		(82,160)	(6,061)	(4,379)	(326)
Class 529-B	359	26	5	1		(1,354)	(100)	(990)	(73)
Class 529-C	13,725	1,012	278	21		(21,647)	(1,597)	(7,644)	(564)
Class 529-E	4,495	332	168	12		(4,560)	(336)	103	8
Class 529-F-1	22,790	1,682	1,057	78		(18,563)	(1,369)	5,284	391
Class R-1	2,961	219	52	4		(2,904)	(215)	109	8
Class R-2	29,221	2,155	549	40		(39,027)	(2,879)	(9,257)	(684)
Class R-2E	—	—	—	—		—	—	—	—
Class R-3	42,436	3,129	1,366	101		(47,885)	(3,531)	(4,083)	(301)
Class R-4	30,452	2,247	1,322	97		(36,734)	(2,709)	(4,960)	(365)
Class R-5	14,117	1,041	422	31		(8,233)	(606)	6,306	466
Class R-6	1,107,234	81,673	35,885	2,643		(103,577)	(7,636)	1,039,542	76,680
Total net increase (decrease)	$3,136,097	231,289	$130,077	9,584		$(2,249,563)	(166,018)	$1,016,611	74,855

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-5E shares were offered beginning November 20, 2015.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $13,709,613,000 and $13,885,192,000, respectively, during the year ended August 31, 2016.

22	Intermediate Bond Fund of America

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
			Net gains
	Net asset		(losses) on		Dividends		Total	Net asset				Ratio of	Ratio of
	value,	Net	securities (both	Total from	(from net	Distributions	dividends	value,		Net assets,		expenses to	net income
	beginning	investment	realized and	investment	investment	(from capital	and	end	Total	end of period		average	to average
	of period	income	unrealized)	operations	income)	gains)	distributions	of period	return[2,3]	(in millions)		net assets[2]	net assets[2]

Class A:
Year ended 8/31/2016	$13.53	$.15	$.11	$.26	$(.17)	$(.03)	$(.20)	$13.59	1.95%	$7,327		.61%	1.09%
Year ended 8/31/2015	13.56	.15	(.01)	.14	(.17)	—	(.17)	13.53	1.02	6,650		.61	1.12
Year ended 8/31/2014	13.40	.17	.16	.33	(.17)	—	(.17)	13.56	2.50	6,296		.61	1.29
Year ended 8/31/2013	13.79	.17	(.37)	(.20)	(.19)	—	(.19)	13.40	(1.46)	6,416		.60	1.26
Year ended 8/31/2012	13.66	.24	.15	.39	(.26)	—	(.26)	13.79	2.86	6,884		.61	1.76

Class B:
Year ended 8/31/2016	13.53	.05	.11	.16	(.07)	(.03)	(.10)	13.59	1.20	4		1.35	.28
Year ended 8/31/2015	13.56	.05	(.01)	.04	(.07)	—	(.07)	13.53	.29	10		1.34	.36
Year ended 8/31/2014	13.40	.07	.16	.23	(.07)	—	(.07)	13.56	1.75	18		1.35	.55
Year ended 8/31/2013	13.79	.07	(.37)	(.30)	(.09)	—	(.09)	13.40	(2.20)	35		1.35	.52
Year ended 8/31/2012	13.66	.13	.15	.28	(.15)	—	(.15)	13.79	2.10	62		1.35	1.04

Class C:
Year ended 8/31/2016	13.53	.05	.11	.16	(.07)	(.03)	(.10)	13.59	1.17	104		1.39	.30
Year ended 8/31/2015	13.56	.04	(.01)	.03	(.06)	—	(.06)	13.53	.24	116		1.39	.32
Year ended 8/31/2014	13.40	.07	.16	.23	(.07)	—	(.07)	13.56	1.70	146		1.40	.50
Year ended 8/31/2013	13.79	.06	(.37)	(.31)	(.08)	—	(.08)	13.40	(2.24)	203		1.40	.47
Year ended 8/31/2012	13.66	.13	.15	.28	(.15)	—	(.15)	13.79	2.05	296		1.40	.98

Class F-1:
Year ended 8/31/2016	13.53	.14	.11	.25	(.16)	(.03)	(.19)	13.59	1.90	258		.66	1.05
Year ended 8/31/2015	13.56	.14	(.01)	.13	(.16)	—	(.16)	13.53	.97	225		.66	1.07
Year ended 8/31/2014	13.40	.17	.16	.33	(.17)	—	(.17)	13.56	2.46	317		.65	1.25
Year ended 8/31/2013	13.79	.17	(.37)	(.20)	(.19)	—	(.19)	13.40	(1.49)	574		.64	1.23
Year ended 8/31/2012	13.66	.23	.15	.38	(.25)	—	(.25)	13.79	2.80	585		.67	1.70

Class F-2:
Year ended 8/31/2016	13.53	.18	.11	.29	(.20)	(.03)	(.23)	13.59	2.19	579		.37	1.37
Year ended 8/31/2015	13.56	.18	(.01)	.17	(.20)	—	(.20)	13.53	1.25	294		.39	1.35
Year ended 8/31/2014	13.40	.21	.16	.37	(.21)	—	(.21)	13.56	2.74	542		.37	1.51
Year ended 8/31/2013	13.79	.20	(.37)	(.17)	(.22)	—	(.22)	13.40	(1.24)	172		.39	1.49
Year ended 8/31/2012	13.66	.27	.15	.42	(.29)	—	(.29)	13.79	3.13	290		.35	2.01

Class 529-A:
Year ended 8/31/2016	13.53	.14	.11	.25	(.16)	(.03)	(.19)	13.59	1.86	380		.70	1.00
Year ended 8/31/2015	13.56	.14	(.01)	.13	(.16)	—	(.16)	13.53	.93	362		.70	1.03
Year ended 8/31/2014	13.40	.16	.16	.32	(.16)	—	(.16)	13.56	2.41	367		.70	1.19
Year ended 8/31/2013	13.79	.16	(.37)	(.21)	(.18)	—	(.18)	13.40	(1.55)	385		.70	1.16
Year ended 8/31/2012	13.66	.22	.15	.37	(.24)	—	(.24)	13.79	2.76	398		.70	1.66

Class 529-B:
Year ended 8/31/2016	13.53	.03	.11	.14	(.05)	(.03)	(.08)	13.59	1.08	—	[4]	1.48	.16
Year ended 8/31/2015	13.56	.03	(.01)	.02	(.05)	—	(.05)	13.53	.16	1		1.46	.23
Year ended 8/31/2014	13.40	.06	.16	.22	(.06)	—	(.06)	13.56	1.62	2		1.48	.42
Year ended 8/31/2013	13.79	.05	(.37)	(.32)	(.07)	—	(.07)	13.40	(2.32)	4		1.48	.39
Year ended 8/31/2012	13.66	.12	.15	.27	(.14)	—	(.14)	13.79	1.96	9		1.48	.90

See page 25 for footnotes.

Intermediate Bond Fund of America	23

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
			Net gains
	Net asset		(losses) on		Dividends		Total	Net asset				Ratio of		Ratio of
	value,	Net	securities (both	Total from	(from net	Distributions	dividends	value,		Net assets,		expenses to		net income
	beginning	investment	realized and	investment	investment	(from capital	and	end	Total	end of period		average		to average
	of period	income	unrealized)	operations	income)	gains)	distributions	of period	return[2,3]	(in millions)		net assets[2]		net assets[2]
Class 529-C:
Year ended 8/31/2016	$13.53	$.04	$.11	$.15	$(.06)	$(.03)	$(.09)	$13.59	1.11%	$67		1.46%		.24%
Year ended 8/31/2015	13.56	.03	(.01)	.02	(.05)	—	(.05)	13.53	.17	68		1.46		.26
Year ended 8/31/2014	13.40	.06	.16	.22	(.06)	—	(.06)	13.56	1.62	76		1.47		.42
Year ended 8/31/2013	13.79	.05	(.37)	(.32)	(.07)	—	(.07)	13.40	(2.31)	87		1.47		.40
Year ended 8/31/2012	13.66	.12	.15	.27	(.14)	—	(.14)	13.79	1.97	104		1.47		.89

Class 529-E:
Year ended 8/31/2016	13.53	.11	.11	.22	(.13)	(.03)	(.16)	13.59	1.66	19		.90		.81
Year ended 8/31/2015	13.56	.11	(.01)	.10	(.13)	—	(.13)	13.53	.72	18		.91		.81
Year ended 8/31/2014	13.40	.13	.16	.29	(.13)	—	(.13)	13.56	2.18	18		.92		.97
Year ended 8/31/2013	13.79	.13	(.37)	(.24)	(.15)	—	(.15)	13.40	(1.78)	19		.93		.93
Year ended 8/31/2012	13.66	.19	.15	.34	(.21)	—	(.21)	13.79	2.51	20		.94		1.42

Class 529-F-1:
Year ended 8/31/2016	13.53	.17	.11	.28	(.19)	(.03)	(.22)	13.59	2.09	84		.47		1.23
Year ended 8/31/2015	13.56	.17	(.01)	.16	(.19)	—	(.19)	13.53	1.17	79		.47		1.26
Year ended 8/31/2014	13.40	.19	.16	.35	(.19)	—	(.19)	13.56	2.64	74		.48		1.42
Year ended 8/31/2013	13.79	.19	(.37)	(.18)	(.21)	—	(.21)	13.40	(1.33)	76		.47		1.39
Year ended 8/31/2012	13.66	.25	.15	.40	(.27)	—	(.27)	13.79	3.00	78		.47		1.89

Class R-1:
Year ended 8/31/2016	13.53	.05	.11	.16	(.07)	(.03)	(.10)	13.59	1.19	10		1.37		.33
Year ended 8/31/2015	13.56	.04	(.01)	.03	(.06)	—	(.06)	13.53	.25	11		1.38		.35
Year ended 8/31/2014	13.40	.07	.16	.23	(.07)	—	(.07)	13.56	1.70	11		1.39		.50
Year ended 8/31/2013	13.79	.06	(.37)	(.31)	(.08)	—	(.08)	13.40	(2.23)	12		1.39		.48
Year ended 8/31/2012	13.66	.13	.15	.28	(.15)	—	(.15)	13.79	2.05	17		1.39		.97

Class R-2:
Year ended 8/31/2016	13.53	.05	.11	.16	(.07)	(.03)	(.10)	13.59	1.18	118		1.37		.32
Year ended 8/31/2015	13.56	.04	(.01)	.03	(.06)	—	(.06)	13.53	.23	118		1.40		.32
Year ended 8/31/2014	13.40	.07	.16	.23	(.07)	—	(.07)	13.56	1.69	128		1.40		.49
Year ended 8/31/2013	13.79	.07	(.37)	(.30)	(.09)	—	(.09)	13.40	(2.20)	142		1.36		.51
Year ended 8/31/2012	13.66	.13	.15	.28	(.15)	—	(.15)	13.79	2.06	164		1.39		.98

Class R-2E:
Year ended 8/31/2016	13.52	.11	.11	.22	(.13)	(.03)	(.16)	13.58	1.65	2		1.05		.74
Year ended 8/31/2015	13.56	.16	(.01)	.15	(.19)	—	(.19)	13.52	1.09 [5]	—	[4]	.55	[5]	1.17	[5]
Period from 8/29/2014 to 8/31/2014[6,7]	13.56	—	—	—	—	—	—	13.56	—	—	[4]	—		—

Class R-3:
Year ended 8/31/2016	13.53	.11	.11	.22	(.13)	(.03)	(.16)	13.59	1.63	150		.92		.77
Year ended 8/31/2015	13.56	.11	(.01)	.10	(.13)	—	(.13)	13.53	.70	149		.93		.79
Year ended 8/31/2014	13.40	.13	.16	.29	(.13)	—	(.13)	13.56	2.16	153		.95		.94
Year ended 8/31/2013	13.79	.12	(.37)	(.25)	(.14)	—	(.14)	13.40	(1.79)	161		.95		.92
Year ended 8/31/2012	13.66	.19	.15	.34	(.21)	—	(.21)	13.79	2.49	175		.96		1.41

24	Intermediate Bond Fund of America

		Income (loss) from
		investment operations[1]			Dividends and distributions
			Net gains
	Net asset		(losses) on		Dividends		Total	Net asset				Ratio of		Ratio of
	value,	Net	securities (both	Total from	(from net	Distributions	dividends	value,		Net assets,		expenses to		net income
	beginning	investment	realized and	investment	investment	(from capital	and	end	Total	end of period		average		to average
	of period	income	unrealized)	operations	income)	gains)	distributions	of period	return[2,3]	(in millions)		net assets[2]		net assets[2]
Class R-4:
Year ended 8/31/2016	$13.53	$.15	$.11	$.26	$(.17)	$(.03)	$(.20)	$13.59	1.94%	$118		.62%		1.08%
Year ended 8/31/2015	13.56	.15	(.01)	.14	(.17)	—	(.17)	13.53	1.02	107		.61		1.11
Year ended 8/31/2014	13.40	.17	.16	.33	(.17)	—	(.17)	13.56	2.48	112		.63		1.27
Year ended 8/31/2013	13.79	.17	(.37)	(.20)	(.19)	—	(.19)	13.40	(1.48)	116		.63		1.24
Year ended 8/31/2012	13.66	.23	.15	.38	(.25)	—	(.25)	13.79	2.83	135		.63		1.74

Class R-5E:
Period from 11/20/2015 to 8/31/2016[7,8]	13.49	.13	.15	.28	(.15)	(.03)	(.18)	13.59	2.10 [9]	—	[4]	.48	[10]	1.26	[10]

Class R-5:
Year ended 8/31/2016	13.53	.19	.11	.30	(.21)	(.03)	(.24)	13.59	2.24	34		.32		1.38
Year ended 8/31/2015	13.56	.19	(.01)	.18	(.21)	—	(.21)	13.53	1.32	30		.32		1.41
Year ended 8/31/2014	13.40	.21	.16	.37	(.21)	—	(.21)	13.56	2.79	24		.33		1.57
Year ended 8/31/2013	13.79	.21	(.37)	(.16)	(.23)	—	(.23)	13.40	(1.18)	42		.33		1.54
Year ended 8/31/2012	13.66	.27	.15	.42	(.29)	—	(.29)	13.79	3.13	50		.34		2.03

Class R-6:
Year ended 8/31/2016	13.53	.20	.11	.31	(.22)	(.03)	(.25)	13.59	2.30	3,457		.27		1.45
Year ended 8/31/2015	13.56	.19	(.01)	.18	(.21)	—	(.21)	13.53	1.36	2,704		.27		1.47
Year ended 8/31/2014	13.40	.22	.16	.38	(.22)	—	(.22)	13.56	2.84	1,671		.27		1.61
Year ended 8/31/2013	13.79	.22	(.37)	(.15)	(.24)	—	(.24)	13.40	(1.13)	862		.27		1.58
Year ended 8/31/2012	13.66	.28	.15	.43	(.30)	—	(.30)	13.79	3.19	447		.28		2.08

	Year ended August 31
Portfolio turnover rate for all share classes[11]	2016	2015	2014	2013	2012
Including mortgage dollar roll transactions	173%	192%	165%	199%	146%
Excluding mortgage dollar roll transactions	92%	96%	Not available

[1]	Based on average shares outstanding.
[2]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Amount less than $1 million.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Class R-2E shares were offered beginning August 29, 2014.
[7]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[8]	Class R-5E shares were offered beginning November 20, 2015.
[9]	Not annualized.
[10]	Annualized.
[11]	Refer to Note 5 for more information on mortgage dollar rolls.

See Notes to Financial Statements

Intermediate Bond Fund of America	25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Intermediate Bond Fund of America:

We have audited the accompanying statement of assets and liabilities of Intermediate Bond Fund of America (the “Fund”), including the summary investment portfolio, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund of America as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
October 14, 2016

26	Intermediate Bond Fund of America

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2016, through August 31, 2016).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Intermediate Bond Fund of America	27

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	3/1/2016	8/31/2016	during period*	expense ratio
Class A - actual return	$1,000.00	$1,009.94	$3.09	.61%
Class A - assumed 5% return	1,000.00	1,022.13	3.11	.61
Class B - actual return	1,000.00	1,006.18	6.88	1.36
Class B - assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class C - actual return	1,000.00	1,006.03	7.03	1.39
Class C - assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class F-1 - actual return	1,000.00	1,009.70	3.34	.66
Class F-1 - assumed 5% return	1,000.00	1,021.88	3.36	.66
Class F-2 - actual return	1,000.00	1,011.16	1.88	.37
Class F-2 - assumed 5% return	1,000.00	1,023.34	1.89	.37
Class 529-A - actual return	1,000.00	1,009.53	3.49	.69
Class 529-A - assumed 5% return	1,000.00	1,021.73	3.52	.69
Class 529-B - actual return	1,000.00	1,005.65	7.43	1.47
Class 529-B - assumed 5% return	1,000.00	1,017.80	7.48	1.47
Class 529-C - actual return	1,000.00	1,005.80	7.28	1.44
Class 529-C - assumed 5% return	1,000.00	1,017.95	7.32	1.44
Class 529-E - actual return	1,000.00	1,008.50	4.56	.90
Class 529-E - assumed 5% return	1,000.00	1,020.67	4.58	.90
Class 529-F-1 - actual return	1,000.00	1,010.70	2.33	.46
Class 529-F-1 - assumed 5% return	1,000.00	1,022.89	2.35	.46
Class R-1 - actual return	1,000.00	1,006.24	6.83	1.35
Class R-1 - assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class R-2 - actual return	1,000.00	1,006.37	6.68	1.32
Class R-2 - assumed 5% return	1,000.00	1,018.55	6.72	1.32
Class R-2E - actual return	1,000.00	1,007.87	5.47	1.08
Class R-2E - assumed 5% return	1,000.00	1,019.76	5.50	1.08
Class R-3 - actual return	1,000.00	1,008.45	4.61	.91
Class R-3 - assumed 5% return	1,000.00	1,020.62	4.63	.91
Class R-4 - actual return	1,000.00	1,009.90	3.14	.62
Class R-4 - assumed 5% return	1,000.00	1,022.08	3.16	.62
Class R-5E - actual return	1,000.00	1,010.61	2.53	.50
Class R-5E - assumed 5% return	1,000.00	1,022.68	2.55	.50
Class R-5 - actual return	1,000.00	1,011.41	1.62	.32
Class R-5 - assumed 5% return	1,000.00	1,023.59	1.63	.32
Class R-6 - actual return	1,000.00	1,011.71	1.37	.27
Class R-6 - assumed 5% return	1,000.00	1,023.84	1.38	.27

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2016:

Long-term capital gains	$19,350,000
U.S. government income that may be exempt from state taxation	$83,622,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2017, to determine the calendar year amounts to be included on their 2016 tax returns. Shareholders should consult their tax advisors.

28	Intermediate Bond Fund of America

Approval of Investment Advisory and Service Agreement

Intermediate Bond Fund of America’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for a one-year term through April 30, 2017. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing current income consistent with the maturity and quality standards described in the prospectus and preservation of capital. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through October 31, 2015. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes including the Lipper Short-Intermediate Investment Grade Debt Funds Average, the Lipper Short-Intermediate U.S. Government Funds Average, and the Bloomberg Barclays U.S. Government/Credit 1-7 Years ex-BBB Index. They noted that the investment results of the fund were above the results of the Lipper Short-Intermediate Investment Grade Debt Funds Average for the year-to-date and one-year periods, while below for all other periods considered; above the Lipper Short-Intermediate U.S. Government Funds Average for the year-to-date, one-year, three-year and five-year periods, but below the Lipper average for the 10-year and lifetime periods; and below the results of the Bloomberg Barclays index for all periods considered. They also noted that the standard deviation of the fund’s returns, a measure of risk, was below the Lipper average for the five, 10- and 15-year periods while above the Lipper average for the three-year period. They acknowledged the low interest rate environment during recent periods, and further noted that the Lipper category included funds that utilized a broader investment universe than the fund. In addition, they considered recent changes to the fund, including portfolio manager changes and the introduction of interest rate swaps to its portfolio. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses were below the median of the funds included in the Lipper Short-Intermediate Investment Grade Debt Funds category. The board and the committee

Intermediate Bond Fund of America	29

also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

30	Intermediate Bond Fund of America

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2010	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
James G. Ellis, 1947	2006	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	81	Mercury General Corporation
Leonard R. Fuller, 1946	1994	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	81	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2005	Private investor	81	None
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	80	MasterCard Incorporated; Trimble Navigation Limited
Laurel B. Mitchell, PhD, 1955	2010	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	77	None
Frank M. Sanchez, 1943	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	77	None
Margaret Spellings, 1957	2010	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	82	ClubCorp Holdings, Inc.
Steadman Upham, PhD, 1949	2007	President and University Professor, The University of Tulsa	80	None

Interested trustee4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 1956 Vice Chairman of the Board	1993	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	23	None
Michael C. Gitlin, 1970	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company; served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	19	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 32 for footnotes.

Intermediate Bond Fund of America	31

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Mark A. Brett, 1958 President	2010	Partner — Capital Fixed Income Investors, Capital Bank and Trust Company;[6]
Partner — Capital Fixed Income Investors, Capital International Limited;[6] Senior Vice President, Capital International Limited;[6] Senior Vice President, Capital International Sàrl;[6]
		Director, Capital Strategy Research, Inc.[6]
David S. Lee, 1972 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6]
Fergus N. MacDonald, 1969 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Kristine M. Nishiyama, 1970 Senior Vice President	2003	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

32	Intermediate Bond Fund of America

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2016, portfolio of Intermediate Bond Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Intermediate Bond Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Intermediate Bond Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2016, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

The American Funds Advantage®

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Our fixed income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2015.
[2]	Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2015	$134,000
2016	$121,000

b) Audit-Related Fees:
2015	$4,000
2016	$2,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2015	None
2016	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2015	None
2016	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2015	$1,176,000
2016	$1,073,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2015	None
2016	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2015	$5,000
2016	$3,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,437,000 for fiscal year 2015 and $1,213,000 for fiscal year 2016. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Intermediate Bond Fund of America®
Investment portfolio
August 31, 2016
Bonds, notes & other debt instruments 98.66% U.S. Treasury bonds & notes 61.31% U.S. Treasury 48.93%	Principal amount (000)	Value (000)
U.S. Treasury 0.625% 2016	$150,000	$150,093
U.S. Treasury 7.50% 2016	40,000	40,586
U.S. Treasury 0.625% 2017	8,360	8,356
U.S. Treasury 0.875% 2017[1]	130,000	130,269
U.S. Treasury 0.875% 2017[1]	90,000	90,186
U.S. Treasury 0.875% 2017	4,020	4,028
U.S. Treasury 1.00% 2017	134,950	135,314
U.S. Treasury 1.00% 2017	7,620	7,644
U.S. Treasury 0.75% 2018	100,000	99,949
U.S. Treasury 0.875% 2018	120,000	120,155
U.S. Treasury 1.00% 2018	125,000	125,399
U.S. Treasury 0.875% 2019	22,000	21,987
U.S. Treasury 1.50% 2019	542,500	551,213
U.S. Treasury 1.50% 2019	59,000	59,948
U.S. Treasury 1.50% 2019	20,000	20,320
U.S. Treasury 1.625% 2019	525,350	535,799
U.S. Treasury 1.625% 2019	231,500	236,167
U.S. Treasury 1.625% 2019	140,000	142,790
U.S. Treasury 1.625% 2019	20,000	20,378
U.S. Treasury 1.75% 2019	44,000	45,038
U.S. Treasury 3.625% 2019	129,500	139,631
U.S. Treasury 1.25% 2020[1]	245,500	247,339
U.S. Treasury 1.25% 2020	10,100	10,174
U.S. Treasury 1.375% 2020	198,750	200,968
U.S. Treasury 1.375% 2020	150,000	151,633
U.S. Treasury 1.375% 2020	125,846	127,010
U.S. Treasury 1.375% 2020	90,150	91,012
U.S. Treasury 1.375% 2020	32,500	32,821
U.S. Treasury 1.375% 2020	21,000	21,239
U.S. Treasury 1.50% 2020	131,700	133,735
U.S. Treasury 1.625% 2020	97,000	98,907
U.S. Treasury 1.625% 2020	72,000	73,423
U.S. Treasury 1.625% 2020	60,650	61,846
U.S. Treasury 1.75% 2020	432,940	443,664
U.S. Treasury 1.75% 2020	138,920	142,321
U.S. Treasury 2.00% 2020	144,430	149,453
U.S. Treasury 2.125% 2020	6,950	7,223
U.S. Treasury 8.75% 2020	15,000	19,192
U.S. Treasury 1.125% 2021	247,410	246,979
U.S. Treasury 1.125% 2021	142,500	142,003
U.S. Treasury 1.125% 2021	94,040	93,728
U.S. Treasury 1.25% 2021	305,989	306,867
U.S. Treasury 1.375% 2021	249,500	251,653
U.S. Treasury 1.375% 2021	60,000	60,508
U.S. Treasury 1.375% 2021	50,000	50,406
U.S. Treasury 3.625% 2021	5,400	5,972
Intermediate Bond Fund of America — Page 1 of 16

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 8.00% 2021	$20,000	$26,819
U.S. Treasury 1.875% 2022	21,900	22,542
U.S. Treasury 1.875% 2022	21,500	22,148
U.S. Treasury 2.00% 2022	36,300	37,620
U.S. Treasury 1.75% 2023	3,750	3,828
U.S. Treasury 7.125% 2023	15,000	20,353
U.S. Treasury 2.00% 2025	95,650	99,079
U.S. Treasury 2.125% 2025	23,500	24,593
U.S. Treasury 2.25% 2025	70,835	74,899
U.S. Treasury 1.50% 2026	1,376	1,366
U.S. Treasury 1.625% 2026	25,000	25,082
U.S. Treasury 1.625% 2026	5,000	5,015
		6,218,670
U.S. Treasury inflation-protected securities 12.38%
U.S. Treasury Inflation-Protected Security 0.125% 2017[2]	22,284	22,253
U.S. Treasury Inflation-Protected Security 0.125% 2021[2]	188,127	190,028
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	144,285	144,909
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	163,589	170,074
U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	39,685	40,037
U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	156,715	160,271
U.S. Treasury Inflation-Protected Security 2.375% 2025[2]	211,736	250,513
U.S. Treasury Inflation-Protected Security 0.625% 2026[2]	179,462	187,116
U.S. Treasury Inflation-Protected Security 2.00% 2026[2]	3,036	3,536
U.S. Treasury Inflation-Protected Security 2.125% 2041[2]	1,200	1,622
U.S. Treasury Inflation-Protected Security 0.75% 2042[2]	74,700	77,440
U.S. Treasury Inflation-Protected Security 0.625% 2043[2]	82,709	83,455
U.S. Treasury Inflation-Protected Security 1.375% 2044[2]	36,194	43,222
U.S. Treasury Inflation-Protected Security 0.75% 2045[2]	13,715	14,268
U.S. Treasury Inflation-Protected Security 1.00% 2046[2]	166,104	185,226
		1,573,970
Total U.S. Treasury bonds & notes		7,792,640
Corporate bonds & notes 15.45% Financials 4.29%
ACE INA Holdings Inc. 2.30% 2020	3,075	3,164
ACE INA Holdings Inc. 2.875% 2022	1,060	1,116
ACE INA Holdings Inc. 3.35% 2026	1,060	1,139
American Campus Communities, Inc. 3.35% 2020	10,000	10,358
American Campus Communities, Inc. 3.75% 2023	1,755	1,843
American Express Co. 6.15% 2017	2,900	3,038
American Express Co. 1.401% 2018[3]	15,000	14,991
Bank of America Corp. 5.75% 2017	5,070	5,332
Bank of America Corp. 2.625% 2020	13,075	13,393
Bank of America Corp. 5.625% 2020	7,000	7,909
Bank of New York Mellon Corp. 2.20% 2023	10,000	9,976
Barclays Bank PLC 6.05% 2017[4]	4,140	4,348
Barclays Bank PLC 3.65% 2025	3,025	3,018
BB&T Corp. 1.45% 2019	10,000	10,005
Berkshire Hathaway Finance Corp. 1.15% 2018	12,995	13,008
Berkshire Hathaway Finance Corp. 1.30% 2019	15,000	15,002
Berkshire Hathaway Inc. 1.55% 2018	15,000	15,112
BNP Paribas 5.00% 2021	8,000	8,980
Intermediate Bond Fund of America — Page 2 of 16

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Boston Properties, Inc. 3.65% 2026	$3,735	$3,992
BPCE SA group 4.875% 2026[4]	5,300	5,598
Capital One Bank 1.15% 2016	5,000	5,000
Citigroup Inc. 2.35% 2021	20,170	20,236
Citigroup Inc. 2.29% 2023[3]	7,312	7,356
Commonwealth Bank of Australia 2.00% 2021[4]	15,000	14,998
Credit Agricole SA 4.375% 2025[4]	3,025	3,123
Credit Suisse Group AG 3.00% 2021	10,500	10,839
Credit Suisse Group AG 3.80% 2022	5,784	5,910
Credit Suisse Group AG 4.55% 2026[4]	7,500	7,937
Developers Diversified Realty Corp. 7.875% 2020	1,500	1,805
DNB ASA 2.375% 2021[4]	20,000	20,444
Goldman Sachs Group, Inc. 2.875% 2021	12,850	13,232
Goldman Sachs Group, Inc. 5.25% 2021	3,560	4,046
Hospitality Properties Trust 6.70% 2018	11,450	11,905
HSBC Holdings PLC 4.00% 2022	2,950	3,158
HSBC Holdings PLC 4.30% 2026	6,315	6,799
Intesa Sanpaolo SpA 5.017% 2024[4]	5,935	5,608
JPMorgan Chase & Co. 2.25% 2020	5,000	5,070
JPMorgan Chase & Co. 2.55% 2020	5,980	6,117
Kimco Realty Corp. 3.40% 2022	545	572
MetLife Global Funding I 2.30% 2019[4]	4,720	4,820
MetLife Global Funding I 2.00% 2020[4]	830	838
MetLife Global Funding I 2.50% 2020[4]	7,500	7,688
Morgan Stanley 3.125% 2026	15,110	15,230
New York Life Global Funding 1.55% 2018[4]	10,000	10,054
New York Life Global Funding 2.10% 2019[4]	7,000	7,120
New York Life Global Funding 1.95% 2020[4]	7,200	7,290
Nordea Bank AB 3.125% 2017[4]	5,000	5,055
Nordea Bank AB 1.875% 2018[4]	8,575	8,639
Nordea Bank AB 2.25% 2021[4]	15,000	15,250
Northern Trust Corp. 5.85% 2017[4]	12,750	13,387
PNC Bank 2.40% 2019	3,260	3,344
PNC Financial Services Group, Inc. 2.854% 2022	5,000	5,145
PRICOA Global Funding I 1.35% 2017[4]	6,000	6,008
Prologis, Inc. 3.35% 2021	1,000	1,057
QBE Insurance Group Ltd. 2.40% 2018[4]	2,300	2,314
Rabobank Nederland 4.625% 2023	10,000	10,851
Rabobank Nederland 4.375% 2025	5,000	5,300
Scentre Group 3.25% 2025[4]	1,500	1,534
Scentre Group 3.50% 2025[4]	3,000	3,139
Skandinaviska Enskilda 2.625% 2021	10,000	10,321
Standard Chartered PLC 1.941% 2019[3,4]	6,250	6,286
Standard Chartered PLC 2.10% 2019[4]	6,250	6,258
Svenska Handelsbanken AB 1.625% 2018	12,500	12,546
Toronto-Dominion Bank 1.45% 2018	10,000	9,997
UDR, Inc. 2.95% 2026	7,225	7,271
Unum Group 5.625% 2020	1,100	1,233
WEA Finance LLC 2.70% 2019[4]	13,885	14,222
WEA Finance LLC 3.25% 2020[4]	12,280	12,750
WEA Finance LLC 3.75% 2024[4]	7,790	8,174
Wells Fargo & Co. 2.55% 2020	16,525	16,996
		545,594
Intermediate Bond Fund of America — Page 3 of 16

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care 3.01%	Principal amount (000)	Value (000)
AbbVie Inc. 1.80% 2018	$18,000	$18,100
AbbVie Inc. 2.50% 2020	2,285	2,339
AbbVie Inc. 2.30% 2021	11,500	11,632
AbbVie Inc. 2.85% 2023	2,115	2,149
AbbVie Inc. 3.60% 2025	625	662
AbbVie Inc. 3.20% 2026	11,500	11,797
Actavis Funding SCS 3.00% 2020	14,180	14,669
Actavis Funding SCS 3.45% 2022	11,400	11,945
Actavis Funding SCS 3.80% 2025	22,000	23,258
Aetna Inc. 1.90% 2019	12,555	12,674
Aetna Inc. 2.40% 2021	21,280	21,615
Aetna Inc. 2.80% 2023	8,260	8,458
Aetna Inc. 3.20% 2026	4,275	4,362
Amgen Inc. 1.85% 2021	5,645	5,637
Amgen Inc. 2.25% 2023	14,550	14,464
Amgen Inc. 2.60% 2026	7,790	7,762
Baxalta Inc. 2.875% 2020	12,200	12,408
Baxalta Inc. 4.00% 2025	4,990	5,342
Becton, Dickinson and Co. 1.80% 2017	7,500	7,546
Becton, Dickinson and Co. 2.675% 2019	15,000	15,538
Biogen Inc. 2.90% 2020	14,200	14,808
Boston Scientific Corp. 3.375% 2022	2,000	2,098
Catholic Health Initiatives, Series 2012, 1.60% 2017	1,000	1,001
Celgene Corp. 3.875% 2025	3,380	3,657
Eli Lilly and Co. 1.25% 2018	700	702
EMD Finance LLC 2.40% 2020[4]	8,270	8,363
EMD Finance LLC 2.95% 2022[4]	6,365	6,534
Express Scripts Inc. 3.00% 2023	10,000	10,173
Gilead Sciences, Inc. 3.05% 2016	6,000	6,032
Gilead Sciences, Inc. 3.25% 2022	1,750	1,864
GlaxoSmithKline Capital Inc. 5.65% 2018	5,000	5,370
HCA Inc. 5.00% 2024	3,000	3,180
HCA Inc. 5.25% 2025	3,500	3,758
HCA Inc. 4.50% 2027	625	633
Johnson & Johnson 1.65% 2021	19,550	19,821
Medtronic, Inc. 2.50% 2020	6,480	6,712
Merck & Co., Inc. 1.10% 2018	5,250	5,260
Novartis Securities Investment Ltd. 5.125% 2019	6,500	7,110
Roche Holdings, Inc. 0.971% 2019[3,4]	8,500	8,487
Teva Pharmaceutical Finance Company BV 2.20% 2021	10,000	10,015
Teva Pharmaceutical Finance Company BV 2.80% 2023	2,770	2,786
Teva Pharmaceutical Finance Company BV 3.15% 2026	2,955	2,982
Thermo Fisher Scientific Inc. 1.30% 2017	7,000	7,006
UnitedHealth Group Inc. 1.875% 2016	3,650	3,662
WellPoint, Inc. 2.25% 2019	6,000	6,098
Zimmer Holdings, Inc. 2.00% 2018	6,125	6,166
Zimmer Holdings, Inc. 2.70% 2020	14,685	15,037
Zimmer Holdings, Inc. 3.15% 2022	1,205	1,245
		382,917
Consumer discretionary 2.01%
Bayerische Motoren Werke AG 2.00% 2021[4]	30,000	30,373
Cox Communications, Inc. 6.25% 2018[4]	250	266
Daimler Finance NA LLC 2.70% 2020[4]	7,500	7,753
Intermediate Bond Fund of America — Page 4 of 16

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
DaimlerChrysler North America Holding Corp. 1.375% 2017[4]	$6,130	$6,144
DaimlerChrysler North America Holding Corp. 1.875% 2018[4]	8,900	8,961
DaimlerChrysler North America Holding Corp. 2.375% 2018[4]	7,000	7,117
DaimlerChrysler North America Holding Corp. 1.50% 2019[4]	19,500	19,430
DaimlerChrysler North America Holding Corp. 2.00% 2021[4]	23,600	23,714
Ford Motor Credit Co. 1.684% 2017	10,000	10,015
Ford Motor Credit Co. 2.943% 2019	15,000	15,403
Ford Motor Credit Co. 3.20% 2021	9,150	9,448
General Motors Financial Co. 4.30% 2025	5,000	5,189
Hyundai Capital Services Inc. 2.625% 2020[4]	900	921
Johnson Controls, Inc. 1.40% 2017	5,000	5,003
Marriott International, Inc., Series I, 6.375% 2017	19,750	20,484
McDonald’s Corp. 2.75% 2020	1,850	1,927
McDonald’s Corp. 3.70% 2026	6,635	7,184
Newell Rubbermaid Inc. 3.15% 2021	9,600	10,026
Newell Rubbermaid Inc. 3.85% 2023	5,590	5,964
Newell Rubbermaid Inc. 4.20% 2026	16,635	18,180
Thomson Reuters Corp. 1.30% 2017	4,250	4,257
Thomson Reuters Corp. 1.65% 2017	25,760	25,866
Toyota Motor Credit Corp. 2.15% 2020	2,000	2,049
Volkswagen International Finance NV 2.125% 2018[4]	10,000	10,079
		255,753
Energy 1.63%
BG Energy Capital PLC 2.875% 2016[4]	5,750	5,761
Chevron Corp. 2.10% 2021	17,500	17,823
Chevron Corp. 2.954% 2026	10,650	11,090
ConocoPhillips 4.95% 2026	3,000	3,408
Enbridge Energy Partners, LP 5.875% 2025	5,000	5,575
Enbridge Inc. 4.00% 2023	4,825	4,838
Enbridge Inc. 3.50% 2024	495	481
Exxon Mobil Corp. 2.222% 2021	12,500	12,838
Halliburton Co. 3.80% 2025	11,500	11,908
Kinder Morgan Energy Partners, LP 3.50% 2021	2,230	2,306
Kinder Morgan, Inc. 3.05% 2019	3,785	3,889
Kinder Morgan, Inc. 4.30% 2025	2,825	2,934
Petróleos Mexicanos 6.875% 2026[4]	5,000	5,825
Pioneer Natural Resources Co. 3.45% 2021	2,325	2,409
Schlumberger BV 4.00% 2025[4]	4,310	4,709
Shell International Finance BV 2.125% 2020	7,605	7,765
Shell International Finance BV 1.875% 2021	30,000	30,130
Shell International Finance BV 2.875% 2026	10,000	10,297
Statoil ASA 3.125% 2017	17,000	17,314
Statoil ASA 1.95% 2018	1,595	1,615
Statoil ASA 2.75% 2021	2,120	2,208
Total Capital Canada Ltd. 1.45% 2018	20,130	20,219
Williams Partners LP 3.60% 2022	12,996	12,989
Williams Partners LP 4.30% 2024	3,750	3,845
Williams Partners LP 4.00% 2025	5,000	5,012
		207,188
Intermediate Bond Fund of America — Page 5 of 16

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples 1.42%	Principal amount (000)	Value (000)
Altria Group, Inc. 2.625% 2020	$4,775	$4,962
Altria Group, Inc. 4.75% 2021	4,000	4,546
Anheuser-Busch InBev NV 2.65% 2021	21,000	21,663
Anheuser-Busch InBev NV 3.65% 2026	15,425	16,500
Coca-Cola Co. 1.80% 2016	6,500	6,500
Coca-Cola Co. 1.55% 2021	27,500	27,471
CVS Health Corp. 2.125% 2021	6,500	6,578
Kraft Foods Inc. 2.25% 2017	5,000	5,038
Molson Coors Brewing Co. 2.10% 2021	2,230	2,247
Pernod Ricard SA 2.95% 2017[4]	14,500	14,595
Philip Morris International Inc. 1.875% 2019	2,400	2,437
Philip Morris International Inc. 2.90% 2021	8,850	9,316
Reynolds American Inc. 2.30% 2018	2,645	2,688
Reynolds American Inc. 3.25% 2020	7,355	7,749
Reynolds American Inc. 4.00% 2022	960	1,053
Reynolds American Inc. 4.45% 2025	15,940	17,920
SABMiller Holdings Inc. 2.45% 2017[4]	2,290	2,300
The JM Smucker Co. 2.50% 2020	400	410
Unilever Capital Corp. 1.375% 2021	15,000	14,909
Walgreens Boots Alliance, Inc. 2.60% 2021	6,220	6,365
Walgreens Boots Alliance, Inc. 3.45% 2026	4,000	4,169
Wal-Mart Stores, Inc. 5.80% 2018	740	791
		180,207
Utilities 1.24%
American Electric Power Co. 1.65% 2017	10,000	10,024
CMS Energy Corp. 3.60% 2025	1,635	1,757
Consumers Energy Co., First Mortgage Bonds, 5.15% 2017	500	509
Consumers Energy Co. 2.85% 2022	7,500	7,850
Dominion Gas Holdings LLC 2.50% 2019	2,975	3,052
Duke Energy Corp. 3.75% 2024	8,200	8,916
E.ON International Finance BV 5.80% 2018[4]	13,000	13,875
Entergy Corp. 2.95% 2026	2,630	2,658
Entergy Louisiana, LLC 3.30% 2022	1,275	1,333
Exelon Corp. 2.85% 2020	12,000	12,438
Exelon Corp. 2.45% 2021	840	854
Iberdrola Finance Ireland 5.00% 2019[4]	5,000	5,471
MidAmerican Energy Holdings Co. 2.00% 2018	14,350	14,521
National Rural Utilities Cooperative Finance Corp. 2.30% 2020	2,025	2,076
Nevada Power Co., General and Refunding Mortgage Notes, Series S, 6.50% 2018	10,000	10,956
NextEra Energy, Inc. 1.649% 2018	9,150	9,175
Niagara Mohawk Power Corp. 3.508% 2024[4]	5,340	5,754
Pacific Gas and Electric Co. 3.85% 2023	12,220	13,491
PSEG Power LLC 2.75% 2016	2,810	2,811
Public Service Co. of Colorado 5.80% 2018	2,250	2,440
Puget Sound Energy, Inc., First Lien, 6.50% 2020	3,000	3,490
Southern California Edison Co. 1.845% 2022[5]	3,595	3,599
Southern Co. 2.35% 2021	17,500	17,739
Teco Finance, Inc. 5.15% 2020	3,000	3,304
		158,093
Intermediate Bond Fund of America — Page 6 of 16

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Information technology 0.87%	Principal amount (000)	Value (000)
Alphabet Inc. 1.998% 2026	$15,000	$14,766
Microsoft Corp. 1.10% 2019	9,330	9,307
Microsoft Corp. 1.55% 2021	19,530	19,504
Microsoft Corp. 2.40% 2026	23,200	23,318
Oracle Corp. 1.90% 2021	30,000	30,082
Samsung Electronics America, Inc. 1.75% 2017[4]	13,475	13,508
		110,485
Telecommunication services 0.48%
AT&T Inc. 2.80% 2021	15,215	15,696
AT&T Inc. 3.40% 2025	7,500	7,736
Deutsche Telekom International Finance BV 2.25% 2017[4]	11,100	11,169
SBA Communications Corp. 2.877% 2046[4]	6,000	6,067
Verizon Communications Inc. 2.625% 2020	16,829	17,371
Verizon Communications Inc. 1.75% 2021	2,680	2,661
		60,700
Industrials 0.45%
Canadian National Railway Co. 5.85% 2017	7,000	7,386
Caterpillar Inc. 1.70% 2021	15,000	14,914
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[5]	364	388
ERAC USA Finance Co. 2.60% 2021[4]	6,750	6,870
General Electric Corp. 5.25% 2017	7,500	7,891
Lockheed Martin Corp. 2.50% 2020	3,460	3,578
PACCAR Inc. 1.65% 2021	7,500	7,471
Siemens AG 2.15% 2020[4]	2,000	2,044
Union Pacific Corp. 5.70% 2018	5,900	6,408
		56,950
Materials 0.05%
Georgia-Pacific Corp. 2.539% 2019[4]	2,500	2,548
Glencore Funding LLC 4.00% 2025[4]	3,500	3,454
		6,002
Total corporate bonds & notes		1,963,889
Mortgage-backed obligations 12.21% Federal agency mortgage-backed obligations 10.33%
Fannie Mae 5.00% 2023[5]	714	753
Fannie Mae 9.038% 2026[5]	45	50
Fannie Mae 6.00% 2028[5]	750	857
Fannie Mae 6.00% 2028[5]	248	284
Fannie Mae 6.00% 2028[5]	241	275
Fannie Mae 2.00% 2031[5,6]	50,000	50,449
Fannie Mae 2.50% 2031[5,6]	125,000	128,901
Fannie Mae 2.50% 2031[5,6]	50,000	51,480
Fannie Mae 3.50% 2034[5]	555	596
Fannie Mae 6.50% 2034[5]	745	871
Fannie Mae 3.50% 2035[5]	29,693	31,522
Fannie Mae 3.50% 2035[5]	23,368	24,834
Fannie Mae 3.50% 2036[5]	9,498	10,096
Fannie Mae 4.00% 2036[5]	12,785	13,888
Fannie Mae 4.00% 2036[5]	7,847	8,512
Fannie Mae 4.00% 2036[5]	3,094	3,361
Intermediate Bond Fund of America — Page 7 of 16

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 4.00% 2036[5]	$2,662	$2,892
Fannie Mae 4.00% 2036[5]	2,372	2,573
Fannie Mae 7.00% 2037[5]	138	153
Fannie Mae 7.50% 2037[5]	45	50
Fannie Mae 6.50% 2039[5]	608	699
Fannie Mae 5.50% 2040[5]	1,054	1,188
Fannie Mae 5.50% 2040[5]	643	726
Fannie Mae 4.00% 2041[5]	2,367	2,545
Fannie Mae 4.00% 2041[5]	1,819	1,956
Fannie Mae 4.00% 2041[5]	1,782	1,916
Fannie Mae 4.00% 2041[5]	1,386	1,491
Fannie Mae 4.00% 2041[5]	1,260	1,355
Fannie Mae 4.00% 2041[5]	1,257	1,352
Fannie Mae 4.00% 2041[5]	1,049	1,128
Fannie Mae 4.00% 2041[5]	1,035	1,112
Fannie Mae 4.00% 2041[5]	964	1,037
Fannie Mae 4.00% 2041[5]	951	1,023
Fannie Mae 4.00% 2041[5]	950	1,021
Fannie Mae 4.00% 2041[5]	930	1,000
Fannie Mae 4.00% 2041[5]	868	930
Fannie Mae 4.00% 2041[5]	861	926
Fannie Mae 4.00% 2041[5]	843	907
Fannie Mae 4.00% 2041[5]	839	903
Fannie Mae 4.00% 2041[5]	843	902
Fannie Mae 4.00% 2041[5]	835	898
Fannie Mae 4.00% 2041[5]	827	889
Fannie Mae 4.00% 2041[5]	816	873
Fannie Mae 4.00% 2041[5]	767	825
Fannie Mae 4.00% 2042[5]	2,187	2,351
Fannie Mae 4.00% 2042[5]	1,930	2,074
Fannie Mae 2.60% 2046[3,5]	1,405	1,449
Fannie Mae 2.64% 2046[3,5]	1,122	1,158
Fannie Mae 3.50% 2046[5]	36,237	37,622
Fannie Mae 3.50% 2046[5]	6,717	6,966
Fannie Mae 4.00% 2046[5]	6,550	6,839
Fannie Mae 4.00% 2046[5]	5,738	5,991
Fannie Mae 4.00% 2046[5]	5,183	5,433
Fannie Mae 4.00% 2046[5]	4,986	5,399
Fannie Mae 4.00% 2046[5]	4,354	4,573
Fannie Mae 4.00% 2046[5]	3,756	3,937
Fannie Mae 4.50% 2046[5]	29,967	32,891
Fannie Mae 4.50% 2046[5]	9,046	9,929
Fannie Mae 4.50% 2046[5]	2,993	3,285
Fannie Mae 7.00% 2047[5]	70	81
Fannie Mae, Series 2001-4, Class GA, 9.362% 2025[3,5]	56	63
Fannie Mae, Series 2001-4, Class NA, 9.679% 2025[3,5]	29	32
Fannie Mae, Series 2002-W7, Class A-5, 7.50% 2029[5]	384	449
Fannie Mae, Series 2001-20, Class D, 11.003% 2031[3,5]	1	1
Fannie Mae, Series 2006-96, Class MO, principal only, 0% 2036[5]	992	946
Fannie Mae, Series 2006-123, Class BO, principal only, 0% 2037[5]	2,535	2,365
Fannie Mae, Series 2007-114, Class A7, 0.724% 2037[3,5]	12,500	12,438
Fannie Mae, Series 2001-T10, Class A1, 7.00% 2041[5]	111	130
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041[5]	438	514
Freddie Mac 6.50% 2027[5]	547	627
Intermediate Bond Fund of America — Page 8 of 16

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac 3.50% 2035[5]	$59,311	$63,081
Freddie Mac 3.50% 2035[5]	13,586	14,412
Freddie Mac 3.50% 2035[5]	5,762	6,131
Freddie Mac 3.50% 2035[5]	4,628	4,923
Freddie Mac 3.50% 2035[5]	4,406	4,688
Freddie Mac 3.50% 2036[5]	8,650	9,205
Freddie Mac 3.50% 2036[5]	2,050	2,183
Freddie Mac 4.00% 2036[5]	96,036	104,040
Freddie Mac 4.00% 2036[5]	5,188	5,621
Freddie Mac 4.00% 2036[5]	3,789	4,105
Freddie Mac 4.00% 2036[5]	3,348	3,628
Freddie Mac 6.00% 2037[5]	798	923
Freddie Mac 6.00% 2037[5]	167	194
Freddie Mac 5.00% 2041[5]	505	560
Freddie Mac 3.50% 2046[5]	67,895	70,455
Freddie Mac 3.50% 2046[5]	59,627	61,877
Freddie Mac 3.50% 2046[5]	3,209	3,382
Freddie Mac 4.00% 2046[5]	40,467	43,412
Freddie Mac 4.00% 2046[5]	17,770	18,573
Freddie Mac 4.00% 2046[5]	14,186	15,307
Freddie Mac 4.00% 2046[5]	4,161	4,348
Freddie Mac 4.00% 2046[5]	2,964	3,199
Freddie Mac 4.00% 2046[5]	511	534
Freddie Mac 4.50% 2046[5]	1,825	2,005
Freddie Mac 4.50% 2046[5]	1,032	1,134
Freddie Mac, Series 1567, Class A, 0.908% 2023[3,5]	15	15
Freddie Mac, Series 2626, Class NG, 3.50% 2023[5]	21	21
Freddie Mac, Series T-041, Class 3-A, 5.853% 2032[3,5]	262	280
Freddie Mac, Series 3171, Class MO, principal only, 0% 2036[5]	2,291	2,145
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[5]	1,216	1,117
Freddie Mac, Series 3292, Class BO, principal only, 0% 2037[5]	288	261
Government National Mortgage Assn. 4.50% 2042[5]	46	51
Government National Mortgage Assn. 4.50% 2044[5]	3,920	4,233
Government National Mortgage Assn. 4.50% 2045[5]	113,426	122,482
Government National Mortgage Assn. 4.50% 2045[5]	36,002	38,876
Government National Mortgage Assn. 4.50% 2045[5]	30,024	32,421
Government National Mortgage Assn. 4.50% 2045[5]	28,075	30,310
Government National Mortgage Assn. 4.50% 2045[5]	26,750	28,886
Government National Mortgage Assn. 4.50% 2045[5]	19,424	20,974
Government National Mortgage Assn. 4.50% 2045[5]	9,202	9,937
Government National Mortgage Assn. 4.50% 2045[5]	4,939	5,333
Government National Mortgage Assn. 4.50% 2045	740	799
Government National Mortgage Assn. 4.00% 2046[5]	12,129	12,621
Government National Mortgage Assn. 4.00% 2046[5]	5,360	5,575
Government National Mortgage Assn. 1.721% 2060[3,5]	1,575	1,608
Government National Mortgage Assn. 4.626% 2061[5]	1,209	1,263
Government National Mortgage Assn. 4.671% 2061[5]	2,474	2,593
Government National Mortgage Assn. 4.672% 2061[5]	1,884	1,978
Government National Mortgage Assn. 4.70% 2061[5]	1,556	1,621
Government National Mortgage Assn. 4.797% 2061[5]	1,011	1,045
Government National Mortgage Assn. 4.681% 2062[5]	1,901	2,011
Government National Mortgage Assn. 4.861% 2062[5]	118	124
Government National Mortgage Assn. 4.869% 2062[5]	339	355
Government National Mortgage Assn. 5.181% 2062[5]	197	207
Intermediate Bond Fund of America — Page 9 of 16

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. 2.710% 2063[3,5]	$5,149	$5,436
Government National Mortgage Assn. 4.777% 2063[5]	140	147
Government National Mortgage Assn. 5.064% 2063[5]	211	219
Government National Mortgage Assn. 1.816% 2064[3,5]	812	825
Government National Mortgage Assn. 2.715% 2064[3,5]	7,115	7,508
Government National Mortgage Assn. 4.759% 2064[5]	1,381	1,438
Government National Mortgage Assn. 4.793% 2064[5]	1,688	1,773
Government National Mortgage Assn. 5.048% 2064[5]	809	840
Government National Mortgage Assn. 5.179% 2064[5]	935	987
Government National Mortgage Assn. 5.407% 2064[5]	314	321
Government National Mortgage Assn. 6.64% 2064[5]	4,538	4,818
Government National Mortgage Assn., Series 2012-H12, Class FT, 1.15% 2062[3,5]	3,306	3,310
		1,312,226
Commercial mortgage-backed securities 1.61%
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A-4, 5.694% 2050[3,5]	6,392	6,592
Commercial Mortgage Trust, Series 2006-C8, Class A1A, 5.292% 2046[5]	10,119	10,184
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[4,5]	126	127
EQTY 2014-INNS Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2014-A, 1.349% 2031[3,4,5]	16,248	16,227
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039[5]	2,233	2,245
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A1A, 5.704% 2049[5]	10,204	10,459
Hilton USA Trust, Series 2013-HLF, AFL, 1.497% 2030[3,4,5]	18,134	18,152
Hilton USA Trust, Series 2013-HLF, BFL, 1.997% 2030[3,4,5]	4,534	4,545
Hilton USA Trust, Series 2013-HLF, CFL, 2.397% 2030[3,4,5]	6,347	6,362
Hilton USA Trust, Series 2013-HLF, Class AFX, 2.662% 2030[4,5]	19,982	20,046
Hilton USA Trust, Series 2013-HLF, Class BFX, 3.367% 2030[4,5]	4,250	4,263
Hilton USA Trust, Series 2013-HLF, Class CFX, 3.714% 2030[4,5]	15,000	15,049
Hilton USA Trust, Series 2013-HLF, Class DFX, 4.407% 2030[4,5]	1,500	1,504
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class A-M, 6.102% 2045[3,5]	689	688
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 2046[4,5]	98	98
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.882% 2049[3,5]	9,747	9,904
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A1A, 5.882% 2049[3,5]	8,393	8,552
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-1-A, 5.387% 2040[5]	7,281	7,367
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class AM, 5.493% 2040[3,5]	3,000	3,051
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A-M, 6.365% 2045[3,5]	4,500	4,707
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A3, 6.070% 2049[3,5]	11,939	12,228
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A1A, 5.319% 2043[5]	19,514	19,564
Morgan Stanley Capital I Trust, Series 2011-C3, Class A-2, 3.224% 2049[5]	44	44
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A5, 5.342% 2043[5]	15,000	15,126
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A-3, 5.889% 2049[3,5]	7,500	7,644
		204,728
Collateralized mortgage-backed (privately originated) 0.27%
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032[5]	169	185
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032[5]	166	182
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033[5]	240	259
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033[5]	582	624
Nationstar HECM Loan Trust, Series 2016-2A, Class A, 2.239% 2026[4,5,7]	4,425	4,425
Nationstar HECM Loan Trust, Series 2016-3A, Class A, 2.012% 2026[4,5,7]	5,910	5,903
Paine Webber CMO, Series O, Class 5, 9.50% 2019[5]	9	9
Station Place Securitization Trust, Series 2016-1, Class A, 1.487% 2048[3,5,7]	11,000	11,000
Intermediate Bond Fund of America — Page 10 of 16

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Collateralized mortgage-backed (privately originated) (continued)	Principal amount (000)	Value (000)
Station Place Securitization Trust, Series 2016-3, Class A, 1.624% 2048[3,4,5,7]	$7,000	$7,000
Towd Point Mortgage Trust, Series 2016-3, Class A1, 2.25% 2055[3,4,5]	5,002	5,003
		34,590
Total mortgage-backed obligations		1,551,544
Asset-backed obligations 5.43%
Aesop Funding II LLC, Series 2013-1A, Class A, 1.92% 2019[4,5]	8,360	8,346
Aesop Funding LLC, Series 2012-3A, Class A, 2.10% 2019[4,5]	10,000	10,029
Aesop Funding LLC, Series 2014-1A, Class A, 2.46% 2020[4,5]	500	504
Aesop Funding LLC, Series 2013-2A, Class A, 2.97% 2020[4,5]	15,190	15,451
Aesop Funding LLC, Series 2014-2A, Class A, 2.50% 2021[4,5]	14,575	14,703
Aesop Funding LLC, Series 2015-1, Class A, 2.50% 2021[4,5]	1,090	1,096
Aesop Funding LLC, Series 2015-2-A, Class A, 2.63% 2021[4,5]	10,315	10,392
Aesop Funding LLC, Series 2016-1A, Class A, 2.99% 2022[4,5]	8,020	8,183
American Express Credit Account Master Trust, Series 2014-4, Class A, 1.43% 2020[5]	4,370	4,389
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A3, 1.27% 2019[5]	1,260	1,260
AmeriCredit Automobile Receivables Trust, Series 2015-1, Class A3, 1.26% 2019[5]	3,199	3,197
Avant Loans Funding Trust, Series 2016-C, Class A, 2.96% 2019[4,5]	5,645	5,644
Avant Loans Funding Trust, Series 2016-B, Class A, 3.92% 2019[4,5]	9,025	9,075
Avant Loans Funding Trust, Series 2016-C, Class B, 4.92% 2020[4,5]	6,545	6,548
Avant Loans Funding Trust, Series 2015-A, Class A, 4.00% 2021[4,5]	641	644
Babson CLO Ltd., Series 2012-2A, Class A1R, CLO, 2.057% 2023[3,4,5]	10,773	10,773
Bank of the West Auto Trust, Series 2014-1, Class A-3, 1.09% 2019[4,5]	1,253	1,252
Black Diamond CLO Ltd., Series 2006-1-A, Class AD, CLO, 1.002% 2019[3,4,5]	7,637	7,606
California Republic Auto Receivables Trust, Series 2015-1, Class A3, 1.33% 2019[5]	5,376	5,376
California Republic Auto Receivables Trust, Series 2015-1, Class A4, 1.82% 2020[5]	10,000	10,037
Capital One Multi-asset Execution Trust, Series 2014-A5, Class A, 1.48% 2020[5]	4,890	4,911
Carlyle Global Market Strategies Commodities Fund, Series 2014-1A, Class A, 2.528% 2021[3,4,5,7]	9,856	8,690
Carlyle Global Market Strategies Commodities Fund, Series 2015-1A, Class A, 2.131% 2020[3,4,5,7]	41,327	37,719
CarMaxAuto Owner Trust, Series 2014-1, Class A-3, 0.79% 2018[5]	2,163	2,159
CarMaxAuto Owner Trust, Series 2014-3, Class A3, 1.16% 2019[5]	11,914	11,917
CarMaxAuto Owner Trust, Series 2014-4, Class A3, 1.25% 2019[5]	4,006	4,003
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A1, 4.192% 2020[5]	2	2
Chase Issuance Trust, Series 2015-A2, Class A, 1.59% 2020[5]	12,000	12,078
Chesapeake Funding LLC, Series 2014-1A, Class A, 0.918% 2026[3,4,5]	1,403	1,399
Citi Held For Issuance, Series 2015-PM2, Class A, 2.35% 2022[4,5]	10,984	10,977
Citi Held For Issuance, Series 2015-PM3, Class A, 2.56% 2022[4,5]	14,251	14,239
Citi Held For Issuance, Series 2016-PM-1, Class A, 4.65% 2025[4,5]	5,390	5,457
CLI Funding V LLC, Series 2013-1A, Class Note, 2.83% 2028[4,5]	2,962	2,844
CLI Funding V LLC, Series 2014-1A, Class A, 3.29% 2029[4,5]	4,525	4,384
Consumer Credit Origination Loan Trust, Series 2015-1, Class A, 2.82% 2021[4,5]	2,494	2,511
CPS Auto Receivables Trust, Series 2016-B, Class A, 2.07% 2019[4,5]	8,293	8,280
Discover Card Execution Note Trust, Series 2014-A4, Class A4, 2.12% 2021[5]	9,315	9,511
Discover Card Execution Note Trust, Series 2015-A2, Class A, 1.90% 2022[5]	2,000	2,032
Drive Auto Receivables Trust, Series 2015-B-A, Class C, 2.76% 2021[4,5]	1,595	1,608
Drive Auto Receivables Trust, Series 2015-AA, Class C, 3.06% 2021[4,5]	800	810
Dryden Senior Loan Fund, Series 2012-23RA, Class A1R, CLO, 1.930% 2023[3,4,5]	16,700	16,640
Enterprise Fleet Financing LLC, Series 2014-1, Class A2, 0.87% 2019[4,5]	1,371	1,369
Enterprise Fleet Financing LLC, Series 2014-2, Class A2, 1.05% 2020[4,5]	2,422	2,417
Enterprise Fleet Financing LLC, Series 2015-1, Class A2, 1.30% 2020[4,5]	5,255	5,242
Fifth Third Auto Trust, Series 2014-3, Class A3, 0.96% 2019[5]	1,818	1,817
Ford Credit Auto Owner Trust, Series 2014-B-A3, 0.90% 2018[5]	12,027	12,023
Ford Credit Auto Owner Trust, Series 2014-2-A, 2.31% 2026[4,5]	3,735	3,815
Intermediate Bond Fund of America — Page 11 of 16

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Ford Credit Auto Owner Trust, Series 2014-1A, 2.26% 2025[4,5]	$1,980	$2,014
Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12% 2026[4,5]	3,460	3,492
Ford Credit Floorplan Master Owner Trust, Series 2016-3, Class A1, 1.55% 2021[5]	10,000	9,982
Ford Credit Floorplan Master Owner Trust, Series 2015-2, Class A-1, 1.98% 2022[5]	1,940	1,957
Green Tree Financial Corp., Series 1997-6, Class A-7, 7.14% 2029[5]	39	39
Hertz Fleet Lease Funding LP, Series 2014-1A, 0.912% 2028[3,4,5]	4,244	4,246
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A2, 1.83% 2019[4,5]	32,000	31,802
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-3A, Class A, 2.67% 2021[4,5]	3,145	3,162
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[4,5]	12,986	13,149
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2016-2A, Class A, 2.95% 2022[4,5]	5,000	5,098
Honda Auto Receivables Owner Trust, Series 2014-3, Class A-3, 0.88% 2018[5]	13,885	13,879
Honda Auto Receivables Owner Trust, Series 2014-4, Class A-3, 0.99% 2018[5]	2,822	2,819
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A-3, 4.35% 2040[5]	1,381	1,412
Magnetite CLO Ltd., Series 2012-6-A, Class AR, 1.903% 2023[3,4,5]	6,320	6,313
Marine Park CLO Ltd., Series 2012-1-A, Class A1AR, CLO, 2.081% 2023[3,4,5]	30,000	29,975
MarketPlace Loan Trust, Series 2015-AV-1, Class A, 4.00% 2021[4,5]	736	741
Mercedes-Benz Auto Receivables Trust, Series 2014-1, Class A3, 0.87% 2018[5]	15,531	15,512
Mountain View Funding, Series 2006-1-A, Class A-1, CLO, 0.940% 2019[3,4,5]	4,159	4,155
Octagon Investment Partners XII Ltd., Series 2012-1AR, Class AR, CLO, 2.048% 2023[3,4,5]	17,554	17,505
Octagon Investment Partners XV Ltd., Series 2013-1A, Class A, CLO, 1.978% 2025[3,4,5]	26,200	26,087
Option One Mortgage Loan Trust, Series 2007-FXD2, Class II-A-6, 5.68% 2037[3,5]	1,023	949
Option One Mortgage Loan Trust, Series 2007-FXD2, Class II-A-3, 5.715% 2037[3,5]	2,683	2,487
Santander Drive Auto Receivables Trust, Series 2014-4, Class A3, 1.08% 2018[5]	531	531
Santander Drive Auto Receivables Trust, Series 2013-1, Class C, 1.76% 2019[5]	7,540	7,550
Santander Drive Auto Receivables Trust, Series 2013-3, Class C, 1.81% 2019[5]	8,274	8,291
Santander Drive Auto Receivables Trust, Series 2014-4, Class B, 1.82% 2019[5]	13,000	13,020
Santander Drive Auto Receivables Trust, Series 2014-2, Class C, 2.33% 2019[5]	17,600	17,745
Santander Drive Auto Receivables Trust, Series 2013-A, Class C, 3.12% 2019[4,5]	885	894
Santander Drive Auto Receivables Trust, Series 2014-3, Class C, 2.13% 2020[5]	10,050	10,104
Santander Drive Auto Receivables Trust, Series 2014-1, Class C, 2.36% 2020[5]	14,705	14,800
Santander Drive Auto Receivables Trust, Series 2014-4, Class C, 2.60% 2020[5]	18,130	18,334
Santander Drive Auto Receivables Trust, Series 2013-4, Class C, 3.25% 2020[5]	16,063	16,197
Santander Drive Auto Receivables Trust, Series 2015-2, Class C, 2.44% 2021[5]	17,030	17,214
Santander Drive Auto Receivables Trust, Series 2016-2, Class C, 2.66% 2021[5]	1,290	1,307
Santander Drive Auto Receivables Trust, Series 2015-3, Class C, 2.74% 2021[5]	10,725	10,875
TAL Advantage V LLC, Series 2013-1A, Class A, 2.83% 2038[4,5]	3,260	3,137
TAL Advantage V LLC, Series 2013-2A, Class A, 3.55% 2038[4,5]	5,354	5,258
TAL Advantage V LLC, Series 2014-3A, Class A, 3.27% 2039[4,5]	2,306	2,233
Toyota Auto Receivables Owner Trust, Series 2014-B, Class A3, 0.76% 2018[5]	3,347	3,346
Verizon Owner Trust, Series 2016-1A, Class A, 1.42% 2021[4,5]	8,945	8,958
Volkswagen Auto Loan Enhanced Trust, Series 2014-2, Class A-3 0.95% 2019[5]	4,991	4,984
Wheels SPV 2 LLC, Series 2016-1A, Class A2, 1.59% 2025[4,5]	3,000	2,993
World Omni Auto Receivables Trust, Series 2014-B, Class A3, 1.14% 2020[5]	2,546	2,546
		690,451
Bonds & notes of governments & government agencies outside the U.S. 2.67%
Belgium (Kingdom of) 1.125% 2019[4]	30,900	30,849
Bermuda 5.603% 2020[4]	7,000	7,840
Bermuda 4.854% 2024[4]	3,525	3,878
Caisse d’Amortissement de la Dette Sociale 3.375% 2024[4]	9,090	10,065
European Bank for Reconstruction & Development 1.125% 2020	30,000	29,851
European Investment Bank 1.375% 2021	26,667	26,568
Indonesia (Republic of) 4.125% 2025[4]	3,000	3,199
International Bank for Reconstruction and Development 1.125% 2020	20,000	19,925
KfW 1.00% 2018	38,000	37,979
Intermediate Bond Fund of America — Page 12 of 16

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Lithuania (Republic of) 7.375% 2020	$15,000	$17,794
Netherlands (Kingdom of the) 1.00% 2017	10,000	10,001
Poland (Republic of) 6.375% 2019	2,825	3,207
Poland (Republic of) 3.00% 2023	10,000	10,475
Slovenia (Republic of) 5.50% 2022	24,000	27,786
Spain (Kingdom of) 4.00% 2018	20,000	20,725
Spain (Kingdom of) 4.00% 2018[4]	20,000	20,725
Sweden (Kingdom of) 1.25% 2021[4]	40,000	39,769
Trinidad & Tobago (Republic of) 4.50% 2026[4]	3,250	3,380
United Mexican States 3.60% 2025	15,000	15,900
		339,916
Federal agency bonds & notes 1.42%
CoBank, ACB 1.253% 2022[3,4]	935	888
Fannie Mae 1.875% 2018	25,110	25,595
Fannie Mae 2.125% 2026	24,820	25,506
Federal Agricultural Mortgage Corp. 5.125% 2017[4]	1,070	1,099
Federal Home Loan Bank 5.375% 2016	1,420	1,422
Federal Home Loan Bank 1.75% 2018	89,000	90,608
Freddie Mac 0.75% 2018	10,000	9,983
Freddie Mac 1.25% 2019	25,000	25,154
		180,255
Municipals 0.17%
State of Florida, State Board of Administration Fin. Corp., Rev. Bonds, Series 2016-A, 2.638% 2021	8,750	9,067
State of New Jersey, Transportation Trust Fund Auth., Transportation System Rev. Ref. Bonds, Series 2013-B, 1.758% 2018	7,500	7,370
State of Washington, Energy Northwest, Columbia Generating Station Electric Rev. Bonds, Series 2012-E, 2.197% 2019	5,500	5,630
		22,067
Total bonds, notes & other debt instruments (cost: $12,340,910,000)		12,540,762
Preferred securities 0.02% Financials 0.02%	Shares
CoBank, ACB, Class E, noncumulative[4]	4,000	2,582
Total preferred securities (cost: $3,985,000)		2,582
Short-term securities 3.17%	Principal amount (000)
Caterpillar Financial Services Corp. 0.48% due 10/4/2016	$33,000	32,987
Caterpillar Inc. 0.40% due 9/7/2016[4]	28,700	28,698
ExxonMobil Corp. 0.36% due 9/6/2016	29,600	29,598
Federal Home Loan Bank 0.30%–0.39% due 9/22/2016–10/24/2016	72,800	72,777
General Electric Co. 0.34% due 9/1/2016	69,800	69,799
IBM Corp. 0.45% due 9/26/2016[4]	29,800	29,793
Qualcomm Inc. 0.42% due 9/14/2016[4]	39,200	39,195
U.S. Treasury Bills 0.41% due 2/2/2017	100,000	99,819
Total short-term securities (cost: $402,667,000)		402,666
Total investment securities 101.85% (cost: $12,747,562,000)		12,946,010
Other assets less liabilities (1.85)%		(234,921)
Net assets 100.00%		$12,711,089
Intermediate Bond Fund of America — Page 13 of 16

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $5,376,979,000.
Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional amount (000)	Unrealized (depreciation) appreciation at 8/31/2016 (000)
Receive	LCH	3-month USD-LIBOR	0.88144%	11/9/2017	94,000	$(114)
Receive	LCH	3-month USD-LIBOR	0.947	11/17/2017	57,000	(26)
Receive	LCH	3-month USD-LIBOR	1.1005	12/22/2017	153,000	208
Receive	LCH	3-month USD-LIBOR	1.061	1/11/2018	83,000	71
Receive	LCH	3-month USD-LIBOR	0.979	1/15/2018	98,000	(25)
Receive	LCH	3-month USD-LIBOR	0.844	6/21/2018	250,000	(865)
Pay	LCH	3-month USD-LIBOR	0.9915	10/28/2018	100,000	146
Pay	LCH	3-month USD-LIBOR	0.98875	10/29/2018	100,000	149
Receive	LCH	3-month USD-LIBOR	1.515	6/4/2019	150,000	1,701
Receive	LCH	3-month USD-LIBOR	1.732	6/27/2019	125,000	2,201
Receive	LCH	3-month USD-LIBOR	1.814	7/29/2019	125,000	2,550
Receive	LCH	3-month USD-LIBOR	1.799	8/8/2019	120,000	2,407
Receive	LCH	3-month USD-LIBOR	1.773	8/11/2019	123,000	2,374
Receive	LCH	3-month USD-LIBOR	1.9225	9/25/2019	92,000	2,248
Receive	LCH	3-month USD-LIBOR	1.675	10/30/2019	25,000	435
Receive	LCH	3-month USD-LIBOR	1.785	11/14/2019	50,000	1,044
Receive	LCH	3-month USD-LIBOR	1.785	1/2/2020	96,000	2,069
Receive	LCH	3-month USD-LIBOR	1.5405	1/15/2020	50,000	681
Receive	LCH	3-month USD-LIBOR	1.472	2/6/2020	20,000	227
Receive	LCH	3-month USD-LIBOR	1.6715	2/13/2020	100,000	1,813
Receive	LCH	3-month USD-LIBOR	1.663	2/17/2020	45,000	806
Receive	LCH	3-month USD-LIBOR	1.7615	2/19/2020	58,000	1,235
Receive	LCH	3-month USD-LIBOR	1.638	2/27/2020	30,000	515
Receive	LCH	3-month USD-LIBOR	1.6115	3/23/2020	5,000	82
Receive	LCH	3-month USD-LIBOR	1.4213	4/21/2020	150,000	1,483
Receive	LCH	3-month USD-LIBOR	1.654	6/1/2020	23,800	439
Receive	LCH	3-month USD-LIBOR	1.818	6/5/2020	100,000	2,457
Receive	LCH	3-month USD-LIBOR	1.8315	6/10/2020	120,000	3,017
Receive	LCH	3-month USD-LIBOR	1.86	6/19/2020	150,000	3,949
Receive	LCH	3-month USD-LIBOR	1.872	6/30/2020	32,200	872
Receive	LCH	3-month USD-LIBOR	1.76327	7/1/2020	92,000	2,107
Receive	LCH	3-month USD-LIBOR	1.68	12/22/2020	13,000	273
Receive	LCH	3-month USD-LIBOR	1.6075	1/8/2021	100,000	1,809
Receive	LCH	3-month USD-LIBOR	1.1725	2/5/2021	150,000	(114)
Pay	LCH	3-month USD-LIBOR	1.96516	11/10/2022	21,000	(867)
Pay	LCH	3-month USD-LIBOR	2.6045	7/29/2024	75,000	(7,121)
Pay	LCH	3-month USD-LIBOR	2.683	8/4/2024	26,000	(2,626)
Pay	LCH	3-month USD-LIBOR	2.421	10/30/2024	34,000	(2,810)
Pay	LCH	3-month USD-LIBOR	2.491	11/14/2024	30,000	(2,645)
Pay	LCH	3-month USD-LIBOR	2.0255	2/10/2025	25,000	(1,300)
Pay	LCH	3-month USD-LIBOR	2.1955	3/4/2025	75,000	(4,964)
Pay	LCH	3-month USD-LIBOR	2.3495	7/31/2025	25,000	(2,028)
Pay	LCH	3-month USD-LIBOR	2.20311	9/2/2025	75,000	(5,154)
Pay	LCH	3-month USD-LIBOR	2.1565	11/17/2025	200,000	(13,092)
Pay	LCH	3-month USD-LIBOR	2.1685	12/17/2025	35,000	(2,337)
Pay	LCH	3-month USD-LIBOR	1.652	2/11/2026	60,000	(1,234)
Pay	LCH	3-month USD-LIBOR	1.8385	3/18/2026	75,000	(2,819)
Pay	LCH	3-month USD-LIBOR	1.5975	4/12/2026	60,000	(930)
Pay	LCH	3-month USD-LIBOR	1.6425	4/21/2026	40,000	(784)
Intermediate Bond Fund of America — Page 14 of 16

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional amount (000)	Unrealized (depreciation) appreciation at 8/31/2016 (000)
Pay	LCH	3-month USD-LIBOR	1.7415%	4/26/2026	25,000	$(718)
Pay	LCH	3-month USD-LIBOR	3.34	6/27/2044	70,000	(27,245)
Pay	LCH	3-month USD-LIBOR	3.206	7/31/2044	28,000	(10,046)
Pay	LCH	3-month USD-LIBOR	3.238	8/8/2044	30,000	(10,986)
Pay	LCH	3-month USD-LIBOR	2.7045	1/2/2045	41,000	(9,936)
Pay	LCH	3-month USD-LIBOR	2.454	1/15/2045	24,000	(4,380)
Pay	LCH	3-month USD-LIBOR	2.525	10/20/2045	40,000	(8,136)
Pay	LCH	3-month USD-LIBOR	2.516	10/20/2045	60,000	(12,072)
Pay	LCH	3-month USD-LIBOR	2.5315	10/26/2045	32,000	(6,563)
Pay	LCH	3-month USD-LIBOR	2.58245	11/5/2045	120,000	(26,118)
Pay	LCH	3-month USD-LIBOR	2.57067	11/9/2045	13,200	(2,835)
Pay	LCH	3-month USD-LIBOR	2.6485	11/16/2045	13,050	(3,054)
Pay	LCH	3-month USD-LIBOR	2.52822	11/23/2045	17,800	(3,641)
Pay	LCH	3-month USD-LIBOR	2.4835	12/3/2045	15,000	(2,905)
Pay	LCH	3-month USD-LIBOR	2.59125	12/16/2045	36,000	(7,935)
Pay	LCH	3-month USD-LIBOR	2.4095	1/14/2046	40,000	(7,042)
Pay	LCH	3-month USD-LIBOR	2.342	1/29/2046	90,000	(14,377)
Pay	LCH	3-month USD-LIBOR	2.033	6/24/2046	32,500	(2,725)
						$(173,201)
Credit default swaps

The fund has entered into a credit default swap as shown in the following table. The average month-end notional amount of credit default swaps while held was $345,417,000.
Centrally cleared credit default swaps on credit indices — buy protection
Referenced index	Clearinghouse	Pay fixed rate	Expiration date	Notional (000)	Value (000)	Upfront premiums paid (000)	Unrealized depreciation at 8/31/2016 (000)
CDX.NA.IG.26	ICE	1.00%	6/20/2021	$550,000	$(6,895)	$(6,182)	$(713)
Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $988,686,000.
Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized appreciation (depreciation) at 8/31/2016 (000)
30 Year Ultra U.S. Treasury Bond Futures	CME	Long	588	December 2016	$109,112	$1,120
10 Year Ultra U.S. Treasury Note Futures	CME	Short	565	December 2016	81,547	(24)
20 Year U.S. Treasury Bond Futures	CME	Short	65	December 2016	11,069	(5)
5 Year U.S. Treasury Note Futures	CME	Long	8,892	January 2017	1,078,889	(734)
2 Year U.S. Treasury Note Futures	CME	Long	1,006	January 2017	219,794	(172)
						$185

Intermediate Bond Fund of America — Page 15 of 16

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $181,455,000, which represented 1.43% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Coupon rate may change periodically.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,185,497,000, which represented 9.33% of the net assets of the fund.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Purchased on a TBA basis.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $74,737,000, which represented .59% of the net assets of the fund.

Key to abbreviations
Auth. = Authority
CLO = Collateralized Loan Obligations
CME = CME Group
Fin. = Finance
ICE = Intercontinental Exchange, Inc.
LCH = LCH.Clearnet
LIBOR = London Interbank Offered Rate
Ref. = Refunding
Rev. = Revenue
TBA = To be announced
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-023-1016O-S54067	Intermediate Bond Fund of America — Page 16 of 16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Intermediate Bond Fund of America:

We have audited the accompanying statement of assets and liabilities of Intermediate Bond Fund of America (the “Fund”), including the summary schedule of investments, as of August 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of August 31, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund of America as of August 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

October 14, 2016

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERMEDIATE BOND FUND OF AMERICA

By /s/ Mark A. Brett
Mark A. Brett, President and Principal Executive Officer

Date: October 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Mark A. Brett
Mark A. Brett, President and Principal Executive Officer

Date: October 31, 2016

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: October 31, 2016